                                                                   Exhibit 10.15

                                    EXHIBIT A

                                REPORTING PACKAGE

                                  See Attached.

                                                   The Bainbridge
                                                   Companies

                                                   BC-Bainbridge
                                                   Timuquana LLC


                                                   JULY 2003
                                                   FINANCIAL REPORTS

                                TABLE OF CONTENTS

                                OAKS AT TIMUQUANA

Executive Summary                                             Section 1

Budget Variance Report                                        Section 2

Balance Sheet                                                 Section 3

Income Statement & Budget Comparison                          Section 4

Rent Roll                                                     Section 5

Aged Delinquency Detail & Prepaid Summary                     Section 6

Calculation of Property Management Fee                        Section 7

Cash Flow                                                     Section 8

                                OAKS AT TIMUQUANA
                              JACKSONVILLE, FLORIDA

                                EXECUTIVE SUMMARY
                                    JULY 2003

OPERATING STRATEGY

The operating strategy for the Oaks at Timuquana is to re-position the property in the submarket through planned capital improvements and more opportunistic management. The improved curb appeal and elevated level of customer service is expected to favorably impact leasing and rental rates.

OPERATIONAL HIGHLIGHTS

In the month of July the focus was on implementing standard policies and procedures and using those polices as a tool to provide excellent to service to the current and potential residents.

LEASING AND OCCUPANCY

During July a total of 16 units were leased. The top source of lease traffic was the Apartment Guide and drive-by traffic was a close second. Turnover was annualized at 68%, as 13 residents vacated during the month. Military transfers represented only one move-out for the month. The net impact of the move-in/out activity for the month resulted in an occupancy level of 89% at month end.

MARKET CONDITIONS

See Market Survey.

MARKETING

Continued advertising through Apartment Guide and Homestore.com constituted a majority of the marketing efforts. Enhancing the curb appeal of the property through the placement of flags continues to bring in drive by traffic.

STAFFING

Michelle Kimpson                   Property Manager
LeeAnn Galloway                    Assistant Property Manager
Teena Myers                        Leasing Consultant
Ray DeClemente                     Maintenance Supervisor
Warren Hodges                      Maintenance Assistant
Darren (Fern) Childs               Groundskeeper

CONSTRUCTION/RENOVATION

The architect has issued plans and recommendations for the exterior renovation of the property. The electrical retrofit of the aluminum wiring has been completed as required. The tree trimming has been completed. Additionally in July the contract for the roof replacement was awarded.

   BCP MARKET SURVEY                             Project:  The Oaks of Timuquana
         Aug-03                                  Location: Jacksonville, FL


ILLEGIBLE

The Oaks of TIMUQUANA -
BAINBRIDGE COMPS
Planters Walk              144      92%      1973                                    24-1/1    534   $   519
                                                                                     48-1/1    660   $   589


      ???   Park           904      85%      1968                                    34-1/1    650   $   570
                                                                                     30-1/1    750   $   815
                                                                                     38-1/1    875   $   201


Hidden Harbor              384      68%      1971                                    ?       1,040   $   855





Avg. - Planters Walk       144      92%      1973            NA      NA      NA                697   $   544
Avg. - ??? Park            904      85%      1968            NA      NA      NA                758   $   879
Avg. - Hidden Harbor       384      68%      1971            NA      NA      NA              1,040   $   855
SUBJECT                    ???               1971    32-EFF  ???             ???     ?         131


ILLEGIBLE

The Oaks of TIMUQUANA -
BAINBRIDGE COMPS
                           $    0.??      ?? - ??   1,085         ?   $    0.68   12 - 3/2   1,230   $    ?
                           $    0.00      ?? - ??     ???         ?   $    0.70


            Park           $    0.88     48 - 2/1     ?50   $   734   $    0.77   04 - 3/2   1,450   $    ?
                                0.??     50 - 2/2   1,040   $   705   $    0.78
                                0.??        ?????   1,176   $     ?   $    0.74
                                         12 - 2/2   1,730   $   882   $    0.72

                           $    0.83     12 - 2/1   1,127   $     ?   $       ?   20 - 3/2   1,???   $    ?
                                       20 - 2/1.5   1,120   $   670   $    0.50   10 - 3/2   1,480   $    ?
                                       10 - 2/1.5   1,213   $     ?   $    0.57   10 - 3/2   1,550   $    ?
                                          8 - 2/2   1,213   $     ?   $    0.57


Avg. - Planters Walk       $    0.82                1,???   $   704           ?              1,210   $  855
Avg. - ??? Park            $    0.83                1,???   $  ????   $    0.75              1,450   $  928
Avg. - Hidden Harbor       $    0.83                1,???   $   881   $    0.58              1,408   $  ???
SUBJECT                    $    0.83     41 - 2/1   1,???             $    ?.?4   44 - 3/2   1,3??   $  ???
                                         24 - 2/2   1,176   $  ????   $    ?.?4



ILLEGIBLE

The Oaks of TIMUQUANA -
BAINBRIDGE COMPS
Planters Walk              $    0.71                                Y     Y     Y                       Y           Y     Y     Y



        ???  Park          $    0.??                                Y     Y     Y     Y                 Y           Y     Y     Y




Hidden Harbor              $    0.68  Y     Y                       Y           Y                                         Y     Y
                           $    0.59
                           $    0.55



Avg. - Planters Walk       $    0.71
Avg. - ??? Park            $    0.84
Avg. - Hidden Harbor       $    0.??
SUBJECT                    $    0.??
                                 %-%  0%    0%    0%    0%



NOTES:

                                OAKS AT TIMUQUANA
                             BUDGET VARIANCE REPORT
                                    JULY 2003


Revenues

TOTAL RENTAL INCOME


                           ACTUAL                BUDGET                VARIANCE                %
                           ------                ------                --------               ---
MONTH                    105,273.37            120,661.00             (15,387.63)           (12.75)
YTD                      275,075.93            283,325.13              (8,749.20)            (3.08)

COMMENTS:
The unfavorable variance is due to a higher than anticipated vacancy and loss to lease. In July concessions were offered on the property that had not previously been offered.

OTHER INCOME

                           ACTUAL                BUDGET                VARIANCE                %
                           ------                ------                --------               ---
MONTH                     11,432.32             2,801.00               8,631.32             308.15
YTD                       17,162.88             8,017.35               9,145.53             114.07

COMMENTS:

The favorable variance was due to an adjustment from the AMSI conversion.

Expenses

ON-SITE STAFF

                           ACTUAL                BUDGET                VARIANCE                %
                           ------                ------                --------               ---
MONTH                     18,019.50             20,101.00              2,081.50              10.36
YTD                       33,306.32             37,130.00              3,823.68              10.30

COMMENTS:
The favorable variance for July was due to lower than anticipated employee bonuses and benefits. However it was slightly offset by the cost associated with temporary help utilized during the staffing process, maintenance wages and unemployment insurance costs.

UTILITIES

                           ACTUAL                BUDGET                VARIANCE                %
                           ------                ------                --------               ---
MONTH                      9,942.64              8,951.00                  8.36               .09
YTD                       17,160.76             18,366.58              1,205.82              6.57

COMMENTS:
Utility expenses were accrued and are expected to be within budgeted guidelines. Utility bills were not received in a timely manner due to errors made by the City of Jacksonville.

HVAC

                           ACTUAL                BUDGET                VARIANCE                %
                           ------                ------                --------               ---
MONTH                     1,010.36                900.00               (110.36)             (12.26)
YTD                       2,339.86              1,800.00               (539.86)             (29.99)

COMMENTS:
The unfavorable HVAC variance was a result of repairs necessary due to a backlog of service requests.

REPAIRS AND MAINTENANCE

                           ACTUAL                BUDGET                VARIANCE                %
                           ------                ------                --------               ---
MONTH                      3,591.39             10,400.00              6,808.61              65.47
YTD                       13,027.99             20,760.61              7,732.62              37.25

COMMENTS:
The favorable variance is related to many deferred maintenance items being included in the renovation budget.

LANDSCAPE

                           ACTUAL                BUDGET                VARIANCE                %
                           ------                ------                --------               ---
MONTH                     1,500.00              2,500.00               1,000.00              40.00
YTD                       3,483.87              9,183.87               5,700.00              62.07

COMMENTS:
The favorable variance was due to the deferral of plant replacement until the exterior renovation is further along.

CLEANING

                           ACTUAL                BUDGET                VARIANCE                %
                           ------                ------                --------               ---
MONTH                     2,752.92                88.00               (1,287.00)           (1,462.50)
YTD                       4,723.72               220.00               (4,503.72)           (2,047.15)

COMMENTS:
The unfavorable variance was a result of increased costs to clean units in preparation for move-in. Until renovated units are delivered, non-renovated units are being leased in an effort to increase occupancy. Upon delivery of renovated units, expenses associated with unit turnover are expected to be reduced.

INSURANCE AND TAXES

                           ACTUAL                BUDGET                VARIANCE                %
                           ------                ------                --------               ---
MONTH                     16,744.00             16,367.00              (377.00)             (2.30)
YTD                       33,488.00             32,734.00              (754.00)             (2.30)

COMMENTS:
Expenses were within budgeted guidelines.

FEES AND DUES

                           ACTUAL                BUDGET                VARIANCE                %
                           ------                ------                --------               ---
MONTH                      4,999.17              4,321.00               (678.17)            (15.00)
YTD                       11,935.18             10,240.95             (1,694.23)            (16.54)

COMMENTS:
The unfavorable variance was due to higher revenue than budgeted.

OFFICE EXPENSES

                           ACTUAL                BUDGET                VARIANCE                %
                           ------                ------                --------               ---
MONTH                     3,031.04              1,100.00              (1,931.04)            (175.55)
YTD                       5,590.84              2,254.22              (3,336.62)            (148.02)

COMMENTS:
The unfavorable variance was due to costs associated with restocking the office with basic office supplies, the copier lease, etc.

POOL AND TENNIS COURTS

                           ACTUAL                BUDGET                VARIANCE                %
                           ------                ------                --------               ---
MONTH                      404.35                 800.00                395.65               49.46
YTD                        729.24               1,600.00                870.76               54.42

COMMENTS:
The favorable variance is due to in-house pool care versus the use of a contract service.

ADMINISTRATIVE

                           ACTUAL                BUDGET                VARIANCE                %
                           ------                ------                --------               ---
MONTH                       952.30                626.00               (326.30)             (52.12)
YTD                       1,926.67              1,322.00               (604.67)             (45.74)

COMMENTS:
The unfavorable variance was due to costs associated with the eviction of residents who had not paid rent.

MARKETING AND ADVERTISING

                           ACTUAL                BUDGET                VARIANCE                %
                           ------                ------                --------               ---
MONTH                       966.28              2,450.00               1,483.72              60.56
YTD                       1,588.51              5,037.42               3,448.91              68.47

COMMENTS:
The favorable variance was due to no brochure printing costs or locator fees.

                           Bc-Bainbridge Timuquana LLC
                                  Balance Sheet
                                  July 31, 2003

CURRENT ASSETS

CASH & CASH EQUIVALENTS
   Wachovia Operating Account                                        $      78,151.68
   Wachovia Security Deposit                                                32,766.00
   Real Estate Tax Escrow                                                  104,073.75
   Completion Escrow                                                        26,174.00
   Capital Improvements Escrow                                           2,161,313.00
                                                                     ----------------
      TOTAL CASH                                                     $   2,402,478.43

ACCOUNTS RECEIVABLE
   A/R. - Tenants                                                    $       7,335.17
   A/R. - NSF Checks                                                         3,666.00
                                                                     ----------------
      TOTAL ACCOUNTS RECEIVABLE                                      $      11,001.17

INVESTMENT PROPERTY
   Land                                                              $   1,550,000.00
   Building                                                              6,461,188.98
   Accum. Deprec. - Building                                               (41,960.56)
   Furniture, Fixtures & Equip.                                            685,555.72
   Accum. Deprec. - Furn/Fix/Equ                                           (86,127.86)
                                                                     ----------------
      TOTAL INVESTMENT PROPERTY                                      $   8,568,656.28

OTHER ASSETS
   Loan Costs                                                        $     120,684.49
   Accum. Amort - Loan Costs                                                (1,436.72)
                                                                     ----------------
      TOTAL OTHER ASSETS                                             $     119,247.77

DEPOSITS
   Utility Deposits                                                  $      11,500.00
                                                                     ----------------
      TOTAL DEPOSITS                                                 $      11,500.00

PREPAID EXPENSES
   Prepaid Insurance                                                 $       4,368.56
                                                                     ----------------
      TOTAL PREPAIDS                                                 $       4,368.56

DEVELOPMENT IN PROGRESS
   Hard Costs- Construction                                          $      25,523.72
                                                                     ----------------
SOFT COSTS - DEV
      TOTAL DEVELOPMENT                                              $      25,523.72
                                                                     ----------------
   TOTAL ASSETS                                                      $  11,142,775.93
                                                                     ----------------

LIABILITIES

CURRENT LIABILITIES
   Accounts Payable                                                  $       7,304.92
   Accrued Expenses                                                         15,635.71
   Management Fee Payable                                                    4,969.17
   A/P - Prior Owner                                                         4,555.73
   Intercompany Payable                                                         10.70
                                                                     ----------------
      TOTAL CURRENT LIABILITIES                                      $      32,476.23

OTHER LIABILITIES
   Accrued Property Taxes                                            $      58,421.07
   Prepaid Rents - Monthly                                                  17,274.89
   Security Deposits-Tenant                                                 32,098.00
                                                                     ----------------
      TOTAL OTHER LIABILITIES                                        $     107,793.96

NOTES PAYABLE
   Mortgage Payable                                                  $   6,474,000.00
                                                                     ----------------
      TOTAL NOTES PAYABLE                                            $   6,474,000.00
                                                                     ----------------

TOTAL LIABILITIES                                                    $   6,614,270.19

OWNER'S EQUITY
   Boston Capital Equity                                             $   4,550,982.35
   Net Income (Loss)                                                       (22,476.61)
                                                                     ----------------
      TOTAL OWNERS' EQUITY                                           $   4,528,505.74
                                                                     ----------------
   TOTAL LIABILITIES & EQUITY                                        $  11,142,775.93
                                                                     ----------------

                           Bc-Bainbridge Timuquana LLC
                                Income Statement
                       For the Period Ended July 31, 2003

                                                            CURRENT                              YTD
                                                            ACTIVITY            %                NET                %
INCOME
   Market Rents                                         $    149,340.00          127.96    $    343,273.00          117.46
   Vacancy Loss                                              (17,668.63)         (15.14)        (29,541.75)         (10.11)
   Rent Concessions                                           (4,484.00)          (3.84)         (4,484.00)          (1.53)
   Model & Employee Units                                     (1,076.00)           (.92)         (3,202.00)          (1.10)
   Loss/Gain to Lease                                        (20,838.00)         (17.86)        (30,969.32)         (10.60)
                                                        ---------------    ------------    ---------------    ------------
     TOTAL RENTAL INCOME                                $    105,273.37           90.20    $    275,075.93           94.13

OTHER INCOME
   Administrative Fee Income                            $        199.00             .17    $        199.00             .07
   Other Income                                                7,051.85            6.04          10,743.87            3.68
   Telephone Income                                              499.00             .43             499.00             .17
   Late Charge Income                                            513.00             .44             513.00             .18
   NSF Fee Income                                                135.00             .12             135.00             .05
   Vending Income                                              1,088.97             .93           2,102.84             .72
   Application Fee Income                                        154.00             .13             154.00             .05
   Pet Rent Income                                               728.00             .62             728.00             .25
   Termination Fees                                                                                 748.00             .26
   Washer & Dryer Rental Inco                                    586.83             .50             586.83             .20
   Month to Month Fees                                           476.67             .41             753.34             .26
                                                        ---------------    ------------    ---------------    ------------
     TOTAL OTHER INCOME                                 $     11,432.32            9.80    $     17,162.88            5.87
                                                        ---------------    ------------    ---------------    ------------
        TOTAL REVENUE                                   $    116,705.69          100.00    $    292,238.81          100.00
                                                        ---------------    ------------    ---------------    ------------

OPERATING EXPENSES

ON SITE STAFF
   Leasing Wages                                        $      3,710.83            3.18    $      5,897.74            2.02
   Leasing Bonuses                                             1,040.19             .89           1,040.19             .36
   Maintenance Wages                                           6,864.33            5.88          12,305.21            4.21
   Property Manager Wages                                        730.77             .63             730.77             .25
   Temporary Help - Admin                                      2,653.25            2.27           2,653.25             .91
   Payroll Taxes                                               1,213.75            1.04           1,984.94             .68
   Employee Benefits                                           1,069.71             .92           1,069.71             .37
   Employee Uniforms                                                                                805.00             .28
   Employee Education                                             45.00             .04              45.00             .02
   Unemploy. Insur/Workers Co                                    691.67             .59           1,212.71             .41
   Temporary Personnel                                                                            5,561.80            1.90
                                                        ---------------    ------------    ---------------    ------------
     TOTAL ON-SITE STAFF                                $     18,019.50           15.44    $     33,306.32           11.40

UTILITIES

Electricity - Vacant Units                              $      1,000.00             .86    $      2,000.00             .68
Electricity-House                                              1,215.00            1.04           2,430.00             .83
Gas - Facilities                                                 168.62             .14             501.16             .17
Compactor Rental                                                                                     35.00             .01
Trash Hauling                                                  1,559.02            1.34           2,023.60             .69

                       Confidential: For Internal Use Only

                                                            CURRENT                              YTD
                                                            ACTIVITY            %                NET                %
Water & Sewer - Facilities                              $      5,000.00            4.28    $     10.171.00            3.48
                                                        ---------------    ------------    ---------------    ------------
     TOTAL UTILITIES                                    $      8,942.64            7.66    $     17,160.76            5.87

HVAC
HVAC                                                                                       $        330.64             .11
HVAC Repairs & Maintenance                                       956.68             .82           1,916.69             .66
HVAC - Filters                                                    53.68             .05              92.53             .03
                                                        ---------------    ------------    ---------------    ------------
     TOTAL HVAC                                         $      1,010.36             .87    $      2,339.86             .80

REPAIRS & MAINTENANCE
Repairs and Maintenance                                                                    $         11.29
Pest Control                                                     308.66             .26             141.18             .05
Lightbulbs & Ballasts                                            164.64             .14             326.83             .11
Window Replacement                                                69.55             .06             256.80             .09
Locks & Keys                                                      50.85             .04             152.90             .05
Painting                                                       1,650.00            1.41           4,495.00            1.54
Painting Supplies                                                 28.15             .02              72.43             .02
Plumbing Contract                                                 65.00             .06              65.00             .02
Plumbing Supplies                                               (815.36)           (.70)            384.64             .13
Carpet Replacement                                                                                1,989.34             .68
General Building Supplies                                        180.10             .15             180.10             .06
Electrical Repairs                                                81.09             .07              81.09             .03
Flooring Repairs                                                  85.00             .07             665.00             .23
Maintenance Supplies                                              85.00             .07             111.00             .04
Maintenance Equipment                                             25.55             .02             115.67             .04
Equip. Service/Maintenance                                     1,020.97             .87           1,020.97             .35
Misc. Repairs & Maintenance                                      592.19             .51           2,958.75            1.01
                                                        ---------------    ------------    ---------------    ------------
     TOTAL REPAIRS & MAIN                               $      3,591.39            3.08    $     13,027.99            4.46

LANDSCAPE
Landscape - Contract Service                            $      1,500.00            1.29    $      3,000.00            1.03
Landscape - Maintenance                                                                             483.87             .17
                                                        ---------------    ------------    ---------------    ------------
     TOTAL LANDSCAPE                                    $      1,500.00            1.29    $      3,483.87            1.19

CLEANING
Carpet Cleaning                                         $        700.00             .60           1,250.00             .43
Cleaning - Common Area                                           575.00             .49             905.00             .31
Cleaning Supplies                                                102.92             .09             243.72             .08
Cleaning - Apartment                                           1,375.00            1.18           2,325.00             .80
                                                        ---------------    ------------    ---------------    ------------
     TOTAL CLEANING                                     $      2,752.92            2.36    $      4,723.72            1.62

BUILDING SERVICES
Washer & Dryer Rental Expens                            $        972.31             .83    $        972.31             .33
                                                        ---------------    ------------    ---------------    ------------
     TOTAL BLDING SERVICES                              $        972.31             .83    $        972.31             .33

                       Confidential: For Internal Use Only

                                                            CURRENT                              YTD
                                                            ACTIVITY            %                NET                %
SECURITY & SAFETY
Security & Safety                                       $        129.44             .11    $        129.44             .04
Monitoring Services                                                                                  44.51             .02
Security Services                                                                                    10.91
                                                        ---------------    ------------    ---------------    ------------
     TOTAL SCRTY & SAFETY                               $        129.44             .11    $        184.86             .06

INSURANCE & TAXES
Insurance Expense                                       $      6,552.00            5.61    $     13,104.00            4.48
Real Estate Taxes                                             10,192.00            8.73          20,384.00            6.98
                                                        ---------------    ------------    ---------------    ------------
     TOTAL INSR & TAXES                                 $     16,744.00           14.35    $     33,488.00           11.46

FEES AND DUES
Fees & Dues                                             $         30.00             .03    $         30.00             .01
Management Fees                                                4,969.17            4.26          11,905.18            4.07
                                                        ---------------    ------------    ---------------    ------------
     TOTAL FEES & DUES                                  $      4,999.17            4.28    $     11,935.18            4.08

OFFICE EXPENSES
Copier Expense                                          $        436.53             .37    $        449.14             .15
Office Equipment                                                  73.55             .06             291.12             .10
Office Supplies                                                  647.09             .55             752.86             .26
Postage                                                          168.73             .14             184.36             .06
Printing                                                                                            308.01             .11
Telephone (Office)                                               402.02             .34           1,521.47             .52
Internet Services                                                 20.95             .02              20.95             .01
Office Utilities                                                  30.98             .03              39.61             .01
Misc. Expenses                                                    14.75             .01             162.07             .06
Mileage                                                          211.25             .18             572.32             .20
Administrative Expense                                           880.00             .75             880.00             .30
ClubHouse Supplies/Refreshme                                      45.19             .04             128.68             .04
Answering Service                                                100.00             .09             280.25              10
                                                        ---------------    ------------    ---------------    ------------
     TOTAL OFFICE EXPENSES                              $      3,031.04            2.60    $      5,590.84            1.91

CORPORATE MODEL & UNITS
Corporate & Model Units                                 $         58.59             .05    $         58.59             .02
Model Unit Expense                                               291.96             .25             291.96             .10
                                                        ---------------    ------------    ---------------    ------------
     TOTAL CORP MDL & UNIT                              $        350.55             .30    $        350.55             .12

POOL & TENNIS COURTS
Pool Maintenance & Supplies                             $        404.35             .35    $        729.24             .25
                                                        ---------------    ------------    ---------------    ------------
     TOTAL POOL & TENNIS                                $        404.35             .35    $        729.24             .25

ADMINISTRATIVE
Bank Fees                                               $         49.00             .04    $         49.00             .02
Legal Fees                                                       786.00             .67           1,039.00             .36
Other Professional Fees                                                                             660.00             .23
Credit/Background Checks                                         117.30             .10             178.67             .06
                                                        ---------------    ------------    ---------------    ------------
     TOTAL ADMINISTRATIVE                               $        952.30             .82    $      1,926.67             .66

                       Confidential: For Internal Use Only

                                                            CURRENT                              YTD
                                                            ACTIVITY            %                NET                %
MARKETING & ADVERTISING
Advertising & Marketing                                 $       (137.42)           (.12)
Marketing & Advertising                                         (430.00)           (.37)
Advertising & Promotion                                        1,533.70            1.31           1,588.51             .54
                                                        ---------------    ------------    ---------------    ------------
     TOTAL MRKT & ADVT                                  $        966.28             .83    $      1,588.51             .54
                                                        ---------------    ------------    ---------------    ------------
TOTAL OPERATING EXPENSES                                $     64,366.25           55.15    $    130,808.68           44.76
                                                        ---------------    ------------    ---------------    ------------

NET OPERATING INCOME (NOI)                              $     52,339.44           44.85    $    161,430.13           55.24
                                                        ---------------    ------------    ---------------    ------------
INTEREST EXPENSE
Mortgage Interest                                       $     23,306.40           19.97    $     54,381.60           18.61
                                                        ---------------    ------------    ---------------    ------------
     TOTAL INTEREST                                     $     23,306.40           19.97    $     54,381.60           18.61

AMORTIZATION & DEPR
Amortization Expense                                                                       $      1,436.72             .49
Depreciation Expense                                          64,083.71           54.91         128,088.42           43.83
                                                        ---------------    ------------    ---------------    ------------
     TOTAL AMRTZ & DEPR                                 $     64,083.71           54.91    $    129,525.14           44.32

OTHER EXPENSES
Professional Service Fees
     TOTAL OTHER EXPENSES
                                                        ---------------    ------------    ---------------    ------------
   TOTAL NON-OPERATING EXP                              $     87,390.11           74.88    $    183,906.74           62.93
                                                        ---------------    ------------    ---------------    ------------
NET INCOME (LOSS)                                       $    (35,050.67)         (30.03)   $    (22,476.61)          (7.69)
                                                        ---------------    ------------    ---------------    ------------

                       Confidential: For Internal Use Only

                           BC-Bainbridge Timuquana LLC
                       Income Statement Budget Comparison
                       For the Period Ended July 31, 2003

                                   CURRENT PERIOD      CURRENT                                          TTD             TTD
                                      ACTIVITY         BUDGET         VARIANCE           %              NET            BUDGET
INCOME
   Market Rents                     $ 145,3?0.00    $ 145,437.00    $   3,903.00            2.4?      343,273.00    $ 339,2?2.00
   Vacancy Loss                       (17,668.63)     (13,39?.00)      (4,272.63)          31.?9      (29,541.75)     (29,023.55)
   Rent Concessions                    (4,484.00)      (5,850.00)       1,366.00          (23.35)      (4,484.00)     (14,950.00)
   Model & Employee Units              (2,076.00)        (6?6.00)        (410.00)          6?.56       (3,202.00)      (4,322.00)
   Loss/Gain to Lease                 (20,838.00)      (1,464.00)     (15,514.00)         328.41      (30,969.32)     (10,166.32)
                                    ------------    ------------    ------------    ------------    ------------    ------------
     TOTAL RENTAL INCOME            $ 105,2??.3?    $ 120,661.00    $ (1?,387.63)         (12.75)   $ 275,075.93    $ 203,825.13

OTHER INCOME
   Administrative Fee Income        $     1?9.00        1,0?0.00    $    (?0?.00)         (?1.5?)   $     199.00        2,7?0.00
   Other Income                         7,051.?5                        7,051.05                       10,745.07        1,259.35
   Telephone Income                       4?9.00          261.00          238.00           ?1.15          499.00          261.00
   Late Charge Income                     513.00        1,000.00         (4?7.00)         (4?.70)         513.00        2,000.00
   ?SF Fee Income                         135.00          250.00         (11?.00)         (46.00)         135.00          500.00
   Vending Income                       1,?85.9?                        1,0??.97                         2102.14
   Application Fee Income                 154.00          3?0.00         (206.00)         (57.22)         154.00          920.00
   ? Rent Income                          728.00                          72?.00                          72?.00
   Termination Fees                                     1,240.00       (1,240.00)        (100.00)         748.00        3,093.00
   Washer & Dryer Rental Income           586.03        1,000.00         (413.17)         (41.32)         586.03        2,000.00
   Month to Month Fees                    476.67                          476.67                          753.34
   Bad Debt                                            (2,390.00)       2,390.00         (100.00)                      (4,776.00)
                                    ------------    ------------    ------------    ------------    ------------    ------------
     TOTAL OTHER INCOME             $  11,432.32    $   7,801.00    $   8,631.37          304.15    $  17,162.?8    $   8,017.35
                                    ------------    ------------    ------------    ------------    ------------    ------------
        TOTAL REVENUE               $ 116,705.69    $ 123,452.00    $  (6,756.3?)          (5.47)   $ 292,23?.?1    $ 291,842.4?
                                    ------------    ------------    ------------    ------------    ------------    ------------

OPERATING EXPENSES

    ?   STAFF
   Leasing wages                    $   3,710.83    $   3,840.00    $     129.17            3.36    $   5,497.74    $   3,280.00
   Leasing Bonuses                      1,040.19        3,720.00        2,679.81           72.04        ?,040.19        4,720.00
   Maintenance Wages                    5,864.33        5,?00.00       (1,264.33)         (22.5?)      12,305.21       11,?00.00
   Property Manager Wages                 730.77        ?,923.00        2,192.23           75.00          730.77        8,246.00
   Temporary Help - Admin               2,453.25                       (2,653.25)                       1,6?3.25
   Payroll Taxes                        1,213.75        1,510.00          296.25           15.62        1,?84.?4        2,765.00
   Employee Benefits                    1,069.71        2,234.00        ?,164.29           52.12        1,069.71        4,413.00
   Employee Uniforms                                       25.00           25.00          100.00          805.00           50.00
   Employee Education                      45.00                          (45.00)                          45.00
   Unemploy - Insur/Workers Comp          491.67          24?.00         (442.67)        (177.7?)       1,212.71          454.00
   Temporary Personnel                                                                                  5,361.80
                                    ------------    ------------    ------------    ------------    ------------    ------------
     TOTAL ON-SITE STAFF            $  1?,019.?0    $  20,101.00    $   2,041.50           10.36    $  33,306.32    $  37,150.00

UTILITIES
Electricity - Vacant Units          $   1,000.00    $   1,000.00                                    $   2,000.00    $   3,000.00
Electricity-House                       1,215.00        1,415.00                                        2,430.00        3,430.00
as - Facilities                           150.62          300.00          131.30           43.79          501.16          500.00
Computer Rental                                                                            35.00
Trash Hauling                           1,559.02        1,265.00         (294.02)         (23.24)       2,023.60        2,594.50
Water & Sewer facilities                5,000.00        5,171.00          171.00            3.31       30,1?1.00       10.342.00
                                    ------------    ------------    ------------    ------------    ------------    ------------
     TOTAL UTILITIES                $   ?,942.64    $   ?,951.00    $       8.36             .0?    $  17,140.76    $  1?,366.50

HVAC
HVAC                                                                                                    1,330.64
HVAC Repairs & Maintenance                956.6?          900.00          (36.60)          (6.30)       1,916.69        ?,???.00
HVAC - Filters                             51.6?                          (53.?4)                          92.33
                                    ------------    ------------    ------------    ------------    ------------    ------------
     TOTAL HVAC                     $   1,010.36    $     900.00    $    (110.36)         (12.26)   $   2,339.86    $   1,??0.00

REPAIRS & MAINTENANCE
Repair and Maintenance                                                                              $      62.29    $      11.29
Pest Control                              30?.66          570.00          261.34           45.85          141.14          929.3?
Lightbulbs & Ballasts                     164.64                         (164.64)                         326.83
Window Replacement                         69.55                          (69.55)                         256.10
Locks & Keys                               50.85                          (50.85)                         152.90
Roofing - Repairs & Maint                                 380.00          300.00          100.00                          760.00
Painting                                1,650.00          850.00       (1,000.00)        (133.85)       4,495.00        1,300.00
Painting Supplies                          2?.15                          (20.15)                          72.43
Plumbing Contract                          65.00                          (65.00)                          65.00
Fence/Retain Walls/Trash Enclos                           300.00          300.00          100.00                          600.00
Plumbing Supplies                        (415.36)       4,600.00        5,415.36          117.73          384.64        9,200.00
Structural Repairs                                        750.00          750.00          100.00                        1,500.00
Carpet Replacement                                                                                      1,9?9.34
General Building Supplies                 100.10          450.00          269.50           39.98          180.10          900.00
Electrical Repairs                         81.0?        1,200.00        1,110.91           93.24           81.09        2,400.00
Flooring Repairs                           85.00          600.00          515.00           85.83          645.00        1,360.00
Maintenance Supplies                       85.00                          (?5.00)                         ?11.00
Maintenance Equipment                      25.55                          (25.55)                         ?25.67
Equip. Service/Maintenance              1,020.97                       (1,020.97)                       1,020.97
Misc. Repairs & Maintenance               592.19                         (592.1?)                       2,958.75
Appliance Repair/Replacement                              500.00          500.00          100.00                        1,000.00
Facilities Safety Equipment                               400.00          400.00          100.00                          ?00.00
                                    ------------    ------------    ------------    ------------    ------------    ------------
     TOTAL REPAIRS & MAIN           $   3,591.39    $  10,400.00    $   6,808.61           63.47    $  13,027.??    $  20,750.51

LANDSCAPE
Landscape - Contract Services       $   1,500.00    $   2,000.00    $     500.00           2?.00    $   3,000.00    $   4,000.00
Landscape - Maintenance                                   300.00          300.00          100.00          483.8?        4,783.87
Sprinkler Repairs                                         200.00          200.00          100.00                          400.00
                                    ------------    ------------    ------------    ------------    ------------    ------------
     TOTAL LANDSCAPE                $   1,500.00    $   2,500.00    $   1,000.00           40.00    $   3,483.8?    $   9,183.87

CLEANING
Carpet Cleaning                     $     700.00                    $    (700.00)                   $   1,250.00
Cleaning - Common Area                    375.00                         (575.00)                         905.00
Cleaning Supplies                         102.52                         (102.92)                         243.72

                                        TTD
                                      VARIANCE            %
INCOME
   Market Rents                     $   3,986.00            2.17
   Vacancy Loss                          (51?.20)           ?.79
   Rent Concessions                    10,466.00          (70.01)
   Model & Employee Voice              (?,840.00)         142.21
   Loss/Gain to Lease                 (20,803.00)         204.63
                                    ------------    ------------
     TOTAL RENTAL INCOME            $  (8,349.20)          (3.0?)

OTHER INCOME
   Administrative Fee Income        $  (2,561.00)         (92.79)
   Other Income                         9,4??.52          753.13
   Telephone Income                       238.00           91.19
   Late Charge Income                  (1,487,00)         (74.55)
   ?SF Fee Income                        (365.00)         (73.00)
   Vending Income                       2,302.04
   Application Fee Income                (766.00)         (?3.26)
   ? Rent Income                          72?.00
   Termination Fees                    (2,345.00)         (75.02)
   Washer & Dryer Rental Income        (1,413.17)         (70.65)
   Month to Month Fees                    753.34
   Bad Debt                            (4,77?.00)        (100.00)
                                    ------------    ------------
     TOTAL OTHER INCOME             $   9,145.53          114.0?
                                    ------------    ------------
        TOTAL REVENUE               $     39?.33             .14
                                    ------------    ------------

OPERATING EXPENSES

    ?  STAFF
   Leasing wages                    $    (617.74)         (11.70)
   Leasing Bonuses                      3,479.81           77.?6
   Maintenance Wages                   (1,105.21)          (9.07)
   Property Manager Wages               7,515.23           91.14
   Temporary Help - Admin              (2,653.25)
   Payroll Taxes                          7?0.??           20.21
   Employee Benefits                    3,343.29           75.76
   Employee Uniforms                     (755.00)      (1,510.00)
   Employee Education                     (45.00)
   Unemploy - Insur/Workers Comp         (756.71)        (165.95)
   Temporary Personnel                 (5,561.00)
                                    ------------    ------------
     TOTAL ON-SITE STAFF            $   3,823.6?           10.30

UTILITIES
Electricity - Vacant Units
Electricity - House
as - Facilities                            38.?4           16.47
Computer Rental                           (35.00)
Trash Hualing                             970.9?           32.42
Water & Power facilities                  171.00            1.?5
                                    ------------    ------------
     TOTAL UTILITIES                $   1,205.?2            ?.?7

HVAC
HVAC                                $    (330.64)
HVAC Repairs & Maintenance               (114.49)         (6.48)
HVAC - Filters                            (92.22)
                                    ------------    ------------
     TOTAL HVAC                     $    (539.86)        (39.99)

REPAIRS & MAINTENANCE
Repair and Maintenance
Pest Control                              788.14           84.81
Lightbulbs & Ballasts                    (326.03)
Window Replacement                       (256.?0)
Locks & Keys                             (152.90)
Roofing - Repairs & Maint                 7?0.00          100.00
Painting                               (3,195.00)        (245.77)
Painting Supplies                         (72.43)
Plumbing Contract                         (65.00)
Fence/Retain Walls/Trash Enclos           100.00          100.00
Plumbing Supplies                       ?,??5.36           95.82
Structural Repairs                      1,500.00          100.00
Carpet Replacement                     (1,9??.34)
General Building Supplies                 719.?0           79.99
Electrical Repairs                      2,31?.91           95.?2
Flooring Repairs                          695.00           ?1.10
Maintenance Supplies                     (111.00)
Maintenance Equipment                    (115.?7)
Equip. Service/Maintenance             (1,020.97)
Misc. Repairs & Maintenance            (2,938.75)
Appliance Repair/Replacement            1,000.00          100.00
Facilities Safety Equipment               800.00          100.00
                                    ------------    ------------
     TOTAL REPAIRS & MAIN           $   1,732.62           37.25

LANDSCAPE
Landscape - Contract Services       $   1,000.00           23.00
Landscape - Maintenance                 4,300.00           69.89
Sprinkler Repairs                         400.00          100.00
                                    ------------    ------------
     TOTAL LANDSCAPE                $   5,100.00           42.07

CLEANING
Carpet Cleaning                     $  (1,250.00)
Cleaning - Common Area                   (905.00)
Cleaning Supplies                        (243.72)

                       Confidential: For Internal Use Only

Cleaning - Apartment                $   1,375.00    $      88.00    $  (1,287.00)      (1,462.50)   $   2,325.00    $     220.00
                                    ------------    ------------    ------------    ------------    ------------    ------------
     TOTAL CLEANING                 $   2,752.92    $      ??.00    $  (2,?64.9?)      (3,028.32)   $   4,723.72    $     220.00

BUILDING SERVICES
Washer & Dryer Rental Expense       $     972.31                    $    (972.3?)                   $     972.31
                                    ------------                    ------------                    ------------
     TOTAL BLDING SERVICES          $     972.31                    $    (972.3?)                   $     972.31

SECURITY & SAFETY
Security & Safety                   $     129.44                    $    (129.44)                   $     129.44
Monitoring Services                                                                                        44.51
Security Services                                                                                          10.91           10.91
                                    ------------                    ------------                    ------------    ------------
     TOTAL SCRTY & SAFETY           $     129.44                    $    (129.44)                   $     184.86    $      10.91

INSURANCE & TAXES
Insurance Expense                   $   6,5?2.00    $   6,175.00    $    (377.00)          (5.11)   $  13,104.00    $  12,350.00
Real Estate Taxes                      10,?92.00       10,192.00                                       20,384.00       20,384.00
                                    ------------    ------------    ------------    ------------    ------------    ------------
     TOTAL INSR & TAXES             $  16,744.00    $  16,367.00    $    (377.00)          (2.30)   $  33,488.00    $  32,73?.00

FEES AND DUES
Fees and Dues                       $      30.00                    $     (30.00)                   $      30.00
Management Fees                         4,989.17        4,321.00         (618.17)         (15.00)      11,905.10       10,240.95
                                    ------------    ------------    ------------    ------------    ------------    ------------
     TOTAL FEES & DUES              $   ?,999.17    $   4,321.00    $    (?78.17)         (15.??)   $  11,935.10    $  10,240.95

OFFICE EXPENSES
Copier Expense                      $     436.53                    $    (436.33)                   $     445.14    $      12.61
Office Equipment                           73.55          200.00          1?5.45           ?3.23          291.12          400.00
Office Supplies                           647.05          150.00         (497.09)        (331.39)         752.?6          300.00
Postage                                   168.73                         (1?8.73)                         184.36
Printing                                                                                                  308.01
Telephone (Office)                        402.02          550.00          147.9?           25.91        1,521.47        1,100.00
Internet Services                          20.95                          (20.95)                          20.95
Office Utilities                           30.98                          (30.91)                          39.61
Telephone - Dedicated Line                                100.00          100.00          100.00                          200.00
Misc. Expenses                             14.75                          (14.75)                         162.07
Mileage                                   211.25                         (211.25)                         572.32
Administrative Expense                    ?80.00                         (8?0.00)                         890.00
Telephone (cell/pagers)                                   100.00          100.00          100.00                          200.00
ClubHouse Supplies/Refreshment             45.19                          (45.19)                         ?20.6?
Answering Services                        100.00                         (100.00)                         200.25           ??.61
                                    ------------    ------------    ------------    ------------    ------------    ------------
     TOTAL OFFICE EXPENSES          $   3,031.04    $   2,100.00    $  (1,931.04)        (175.55)   $   5,590.84    $   2,254.23

CORPORATE MODEL & UNITS
Corporate & Model Units             $      5?.59                    $     (5?.59)                   $      5?.59
 odel Unit Expense                        291.96                         (291.9?)                         291.96
                                    ------------    ------------    ------------    ------------    ------------    ------------
     TOTAL CORP MDL & UNIT          $     350.?5                    $    (350.??)                   $     350.5?

POOL & TENNIS COURTS
Pool Maintenance & Supplies         $     404.35    $     ?00.00    $     395.65           49.46    $     729.24    $   1,600.00
                                    ------------    ------------    ------------    ------------    ------------    ------------
     TOTAL POOL & TENNIS            $     404.35    $     ?00.00    $     395.65           49.46          729.24    $   1,600.00

ADMINISTRATIVE
Bank Fees                           $      49.00                    $     (49,00)                   $      49.00
Legal Fees                                786.00          500.00         (2?6.00)         (57.20)       1,039.00        1,000.00
Other Professional Fees                                                                                   640.00
Credit/Background Checks                  117.30          126.00            ?.??            6.90          170.67          322.00
                                    ------------    ------------    ------------    ------------    ------------    ------------
     TOTAL ADMIN                    $     9?2.30    $     626.00    $    (326.30)         (52.12)       1,926.67    $   1,322.00

MARKETING & ADVERTISING
Advertising & Marketing             $    (137.42)                   $     137.?2
Marketing & Advertizing                  (430.00)                         430.00
Brochure Printing Costs                                 1,200.00        1,200.00          100.00                        2,400.00
Advertising & Promotion                 1,533.70          550.00         (963.70)        (178.85)       1,500.51        1,237.42
Locator Fees                                              700.00          700.00          100.00                        1,400.00
                                    ------------    ------------    ------------    ------------    ------------    ------------
     TOTAL MRKT & ADVT              $     966.20    $   2,450.00    $   1,4?3.?2           60.54    $   1,500.51    $   5,037.42
                                    ------------    ------------    ------------    ------------    ------------    ------------
TOTAL OPERATING EXPENSES            $  64,386.25    $  6?,404.00    $   4,237.75            6.1?    $ 130,?0?.60    $ 140,6?0.56
                                    ------------    ------------    ------------    ------------    ------------    ------------

NET OPERATING INCOME (NOI)          $  52,339.44    $  54,85?.00    $  (2,5??.56)          (4.59)   $ 141,430.13    $ 151,181,92
                                    ------------    ------------    ------------    ------------    ------------    ------------
INTEREST EXPENSE
Mortgage Interest                   $  23,306.40                    $ (23,306.40)                   $  54,38?.60    $   7,760.80
                                    ------------                    ------------                    ------------    ------------
     TOTAL INTEREST                 $  23,306.40                    $ (23,306.40)                   $  54,38?.60    $   7,760.80

AMORTIZED & DEPR.
Amortization Expense                                                                                $   1,434.72
Depreciation Expense                   64,083.71                      (64,083.71)                     12?,?88.42
                                    ------------                    ------------                    ------------
     TOTAL ?  & DEPR.               $  64,083.71                    $ (64,083.71)                   $ 129,523.14

OTHER EXPENSES
Professional Service Fees

     TOTAL OTHER EXPENSE
                                    ------------                    ------------                    ------------
  TOTAL NON-OPERATING EXP           $  87,390,11                    $ (87,3?0.13)                   $ 183,904.74    $   7,7?0.00
                                    ------------    ------------    ------------    ------------    ------------    ------------
NET INCOME (LOSS)                   $ (35,050,67)   $  54,85?.00    $ (89,?0?.67)       (163.89)    $ (22,475.41)   $ 143,413.12
                                    ------------    ------------    ------------    ------------    ------------    ------------

Cleaning - Apartment                $  (2,105.00)        (936.??)
                                    ------------    ------------
     TOTAL CLEANING                 $  (4,503.72)      (2,043.15)

BUILDING SERVICES
Washer & Dryer Rental Expense       $    (972.31)
                                    ------------
     TOTAL BLDING SERVICES          $    (972.31)

SECURITY & SAFETY
Security & Safety                   $    (?29.44)
Monitoring Services                       (44.51)
Security Services
                                    ------------    ------------
     TOTAL SCRTY & SAFETY           $    (173.95)      (1,594.41)

INSURANCE & TAXES
Insurance Expense                   $    (754.00)          (6.11)
Real Estate Taxes
                                    ------------    ------------
     TOTAL INSR & TAXES             $    (754.00)          (2.30)

FEES AND DUES
Fees and Dues                       $     (30.00)
Management Fees                        (1,664.23)         (16.??)
                                    ------------    ------------
     TOTAL FEES & DUES              $  (1,694.23)         (16.??)

OFFICE EXPENSES
Copier Expenses                     $    (436.53)      (1,461.78)
Office Equipement                         108.00           27.22
Office Supplies                          (452.?6)        (150.93)
Postage                                  (1??.36)
Printing                                 (30?.01)
Telephone (Office)                       (421.?7)         (30.32)
Internet Services                         (20.95)
Office Utilities                          (39.6?)
Telephone - Dedicated Line                200.00          100.00
Misc. Expenses                           (162.07)
Mileage                                  (572.32)
Administrative Expense                   (??0.00)
Telephone (cell/pagers)                   200.00          100.00
ClubHouse Supplies/Refreshment           (12?.60)
Answering Service                        (23?.64)        (573.82)
                                    ------------    ------------
     TOTAL OFFICE EXPENSES          $  (3,336.62)        (140.02)

CORPORATE MODEL & UNITS
Corporate Model & Units                   (50.59)
Model Unit Expense                       (291.96)
                                    ------------
     TOTAL CORP MDL & UNIT          $    (350.55)

POOL & TENNIS COURTS
Pool Maintenance & Supplies         $     570.75           54.42
                                    ------------    ------------
     TOTAL POOL & TENNIS            $     570.75           54.42

ADMINISTRATIVE
Bank Fees                           $     (4?.00)
Legal Fees                                (39.00)          (?.90)
Other Professional Fees                  (660.00)
Credit/Background Checks                  14?.33           44.51
                                    ------------    ------------
     TOTAL ADMIN                    $    (?04.67)         (45.74)

MARKETING & ADVERTISING
Advertising & Marketing
Marketing & Advertizing
Brochure Printing Costs                 2,400.00          100.00
Advertising & Production                 (351.00)         (2?.37)
Locator Fees                            1,400.00          100.00
                                    ------------    ------------
     TOTAL MRKT & ADVT              $   3,444.91           68.47
                                    ------------    ------------
TOTAL OPERATING EXPENSES            $   5,8?1.??            7.00
                                    ------------    ------------

NET OPERATING INCOME (NOI)          $  10,248.21            6.7?
                                    ------------    ------------
INTEREST EXPENSE
Mortgage Interest                   $ (16,612.00)        (600.00)
                                    ------------    ------------
     TOTAL INTEREST                 $ (16,612.00)        (600.00)

AMORTIZATION & DEPR.
Amortization Expenses               $  (1,435.72)
Depreciation Expense                 (128,0??.4?)
                                    ------------
     TOTAL ?  & DEPR.               $(129,525.14)

OTHER EXPENSES
Professional Service Fees

     TOTAL OTHER EXPENSE

  TOTAL NON-OPERATING EXP           $(176,137.94)      (2,257.25)
                                    ------------    ------------
NET INCOME (LOSS)                   $(163,865.73)        (115.67)
                                    ------------    ------------

SS1410                          Rent Roll Report
044                         BC-Bainbridge Timuquana LLC                  07/2003
Select: 07/31/03                OAKS AT TIMUQUANA                       07/31/03
228 Apts., 209,884 Sq. Ft.       July 31, 2003                             17:29


                        APT.                               R             MARKET             LEASE         GROSS
APT.        TYPE        STATUS        NAMES                S   SQ. FT.     RENT   CODE    CHARGES      POSSIBLE
---------------------------------------------------------------------------------------------------------------
01 - 001    2X1         OC      Mr Danilo Mora             C     1,060   680.00   Rent      582.00       582.00
                        N       Mr Pere Viado                                     Total:    582.00
01 - 002    2X1         NA      MR Ron E Light             N     1,060   680.00   Rent      613.00       613.00
                        N       MRS Racheal Light                                 Total:    613.00
                                MR Maverick Light
01 - 003    2X1         OC      MR Gustavo Martinez        C     1,060   680.00   Rent      645.00       645.00
                        N       MR Daniel Martinez                                Total:    645.00
                                MR ROBERTO MARTINEZ
                                MRS LILIA MARTINEZ
01 - 004    2X1         VL      MR Diego J ?               P     1,060   680.00
                        N
01 - 004    2X1         VL      Mr Micah D McCabe          L     1,060   680.00
                        N       Mrs Ella W McCabe
01 - 004    2X1         VL        VACANCY                        1,060   680.00                          680.00
                        N
01 - 005    1X1         OC      MR Kenneth Ellis           C       470   490.00   Rent      465.00       465.00
                        N                                                         Total:    465.00
01 - 006    1X1         OC      MS Heather Lewis           C       470   490.00   Rent      461.00       461.00
                        N                                                         Total:    461.00
01 - 007    1X1         OC      MS Natasha Polkey          C       470   490.00   Rent      447.00       447.00
                        N                                                         Total:    447.00
01 - 008    1X1         OC      Mr. Cecil E Saddler        C       470   490.00   Rent      480.00       480.00
                        N                                                         Total:    480.00
01 - 009    1X1         OC      MS. LILLIE GRANDISON       C       470   490.00   Rent      460.00       460.00
                        N                                                         Total:    460.00
01 - 010    1X1         CA      MS Hollie Hirlzel          N       470   490.00   hud       464.00       464.00
                        C                                                         Total:    464.00
01 - 011    1X1         OC      MR Michael Noel            C       470   490.00   Rent      422.00       422.00
                        N                                                         Total:    422.00
01 - 012    1X1         OC      MR Juan Gonzalez           C       470   490.00   Rent      465.00       465.00
                        N       MS CHANCITA LOUERY                                Total:    465.00
                                MS TRINH LOUERY
01 - 013    2X1         OC      Brent Achilles             P     1,060   680.00
                        N       Maureen Achilles
01 - 013    2X1         OC      Mrs Iris M Torres-Borges   C     1,060   680.00   Rent      617.00       617.00
                        N       Mr Omar M Borges                                  w/d        40.00
                                                                                  Total:    657.00

                  ACTUAL                   LEASE
               POTENTIAL     M/I DATE     EXPIRES     SEC/OTHER       ENDING
APT.             CHARGES     M/O DATE      TERM         DEPOSIT      BALANCE
----------------------------------------------------------------------------
01 - 001          509.00     12/08/98     09/30/03       150.00         0.00
                                             12            0.00
01 - 002          571.00     04/11/02     03/31/04         0.00         0.00
                                             12          200.00
01 - 003          645.00     06/21/02     06/30/03       645.00         0.00
                                             12            0.00
01 - 004                     10/30/02     10/31/03         0.00      -874.00
                             06/16/03        12            0.00
01 - 004                                  05/31/04         0.00         0.00
                                             10            0.00
01 - 004

01 - 005          465.00     04/22/03     04/30/04        99.00         0.00
                                             12            0.00
01 - 006          461.00     04/12/03     04/30/04         0.00      -461.00
                                             13            0.00
01 - 007          419.00     10/11/01     09/30/03         0.00         0.00
                                             12            0.00
01 - 008          480.00     04/04/00     08/31/03        49.00         0.00
                                             12            0.00
01 - 009          460.00     07/01/98     08/31/03        99.00         0.00
                                             12            0.00
01 - 010          464.00     09/25/02     08/31/03       300.00         0.00
                                             11            0.00
01 - 011          384.00     01/15/03     01/31/04         0.00         0.00
                                             12            0.00
01 - 012            0.00     05/02/03     10/31/03         0.00         0.00
                                             12            0.00
01 - 013                     01/02/03     01/31/04         0.00     1,799.00
                             06/03/03        12            0.00
01 - 013          616.00     07/01/03     02/29/04         0.00         0.00
                                              8            0.00

                        APT.                               R             MARKET             LEASE         GROSS
APT.        TYPE        STATUS        NAMES                S   SQ. FT.     RENT   CODE    CHARGES      POSSIBLE
---------------------------------------------------------------------------------------------------------------
01 - 014    2X1         NA      ME EARLS OAKES             N     1,060   680.00   Rent      617.00       617.00
                        N       MRS Jennifer Oakes                                Total:    617.00
01 - 015    2X1         OC      MR ALDEN J CLARKE          C     1,060   680.00   Rent      594.00       594.00
                        N                                                         Total:    594.00
01 - 016    2X1         OC      MR Edward Long             C     1,060   680.00   Rent      613.00       613.00
                        N       MRS Tiffany Long                                  Total:    613.00
                                MR Donovan Long
01 - 017    2X1         OC      MR Calvin C Johnson        C     1,060   680.00   Rent      595.00       595.00
                        N       MRS DELTRICE R JOHNSON                            Total:    595.00
01 - 018    2X1         OC      MR Leon Barnes Jr          C     1,060   680.00   Rent      610.00       610.00
                        N       MRS Edith Barnes                                  Total:    610.00
01 - 019    2X1         OC      MS Pamela R Head           C     1,060   680.00   Rent      590.00       590.00
                        N                                                         Total:    590.00
01 - 020    2X1         VL      Mr. Jose G Epino           L     1,060   680.00
                        N       Mrs. Jocelyn J Epino
01 - 020    2X1         VL        VACANCY                        1,060   680.00                          680.00
                        N
01 - 021    2X1         OC      MR Philip Badali           C     1,060   680.00   Rent      613.00       613.00
                        N       MS Jill Badali                                    Total:    613.00
01 - 022    2X1         OC      MR. VERNELL JOHNSON        C     1,060   680.00   Rent      595.00       595.00
                        N       MR RONNIE KNOTT                                   Total:    595.00
01 - 023    2X1         OC      MS Janice E Brown          C     1,060   680.00   Rent      580.00       580.00
                        N       MR Lance Morene                                   Total:    580.00
01 - 024    2X1         OC      MR Patrick Sablan          C     1,060   680.00   Rent      613.00       613.00
                        N       MRS Nelda Sablan                                  Total:    613.00
                                Luna Sablan
01 - 025    1X1D        OC      MR Gary Stewart            C       635   560.00   Rent      499.00       499.00
                        N       MS Dawn Pearson                                   w/d        40.00
                                                                                  Total:    539.00
01 - 026    1X1D        OC      MR DAVID A ELO             C       635   560.00   Rent      499.00       499.00
                        N                                                         Total:    499.00
01 - 027    1X1D        OC      MR Kenneth Hannah          C       635   560.00   Rent      535.00       535.00
                        N                                                         Total:    535.00
01 - 028    1X1D        OC      MR Franklin Platt          C       635   560.00   Rent      499.00       499.00
                        N       MRS HEATHER Platt                                 Total:    499.00

                  ACTUAL                   LEASE
               POTENTIAL     M/I DATE     EXPIRES     SEC/OTHER       ENDING
APT.             CHARGES     M/O DATE      TERM         DEPOSIT      BALANCE
--------------------------------------------------------------------------------
01 - 014          537.00     04/15/03     04/30/04         0.00         265.50
                                             12            0.00
01 - 015          594.00     02/10/02     01/31/04        99.00        -462.00
                                             12            0.00
01 - 016          613.00     11/20/02     11/30/03         0.00           0.00
                                             12            0.00
01 - 017          595.00     10/01/99     10/31/03        99.00           0.00
                                             12            0.00
01 - 018          610.00     02/11/02     03/31/04       100.00           0.00
                                             12            0.00
01 - 019          525.00     02/08/01     01/31/04         0.00           0.00
                                             12            0.00
01 - 020                                                  99.00           0.00
                                             12            0.00
01 - 020

01 - 021          571.00     02/01/03     01/31/04         0.00           0.00
                                             12            0.00
01 - 022          595.00     01/01/00     03/31/04        99.00           0.00
                                             12            0.00
01 - 023          580.00     06/09/00     05/31/03       150.00           0.00
                                             12            0.00
01 - 024          571.00     07/22/02     07/31/03         0.00           0.00
                                             12            0.00
01 - 025          499.00     05/22/02     05/31/04         0.00           0.00
                                             12            0.00
01 - 026          468.00     10/10/01     09/30/03         0.00           0.00
                                             12            0.00
01 - 027          535.00     01/25/03     01/31/04       535.00       1,132.00
                                             12            0.00
01 - 028          456.00     03/26/03     03/31/04         0.00           0.00
                                             12            0.00

                        APT.                               R             MARKET             LEASE         GROSS
APT.        TYPE        STATUS        NAMES                S   SQ. FT.     RENT   CODE    CHARGES      POSSIBLE
---------------------------------------------------------------------------------------------------------------
01 - 029    1X1D        OC      MS GLADYS D GONZALEZ       C       635   560.00   Rent      510.00       510.00
                        N                                                         Total:    510.00
01 - 030    1X1D        OC      MS EVANGELA HARVIN         C       635   560.00   Rent      530.00       530.00
                        N                                                         Total:    530.00
01 - 031    1X1D        OC      Mr. Emmanuel Heruandez     C       635   560.00   Rent      532.00       532.00
                        N       Mrs. Virginia Hernandez                           Total:    532.00
01 - 032    1X1D        OC      MS. LUCILE MILLER          C       635   560.00   Rent      450.00       450.00
                        N                                                         Total:    450.00
01 - 033    1X1D        OC      MR. HERBERT C WILLIAMS     C       635   560.00   Rent      482.00       482.00
                        N                                                         Total:    482.00
01 - 034    1X1D        OC      MS Sherri Hill             P       635   560.00
                        N       MRS Myokia Davis
01 - 034    1X1D        OC      Mr Kendall A Phillips      C       635   560.00   Rent      552.00       552.00
                        N                                                         Total:    552.00
01 - 035    1X1D        OC      MR Bryan Barcena           C       635   560.00   Rent      499.00       499.00
                        N                                                         Total:    499.00
01 - 036    1X1D        OC      MR RICHARD MANTON          C       635   560.00   Rent      468.00       468.00
                        N                                                         Total:    468.00
01 - 037    1X1D        OC      MR Timothy J Lawson        C       635   560.00   Rent      514.00       514.00
                        N                                                         Total:    514.00
01 - 038    1X1D        OC      MS Consuela Senior         C       635   560.00   Rent      542.00       542.00
                        N       MR Darnell Mitchell                               Total:    542.00
01 - 039    1X1D        OC      MR Dan R Sprinkle JR.      C       635   560.00   Rent      499.00       499.00
                        N       MRS CHRISTINA A                                   Total:    499.00
                                SPRINKLE
01 - 040    1X1D        OC      MR Cartez Allen            C       635   560.00   Rent      473.00       473.00
                        N                                                         Total:    473.00
01 - 041    2X1         OC      MR Kenneth M Nash          C     1,060   680.00   Rent      620.00       620.00
                        N                                                         Total:    620.00
01 - 042    2X1         OC      MR. NATHANIEL VAULX        C     1,060   680.00   Rent      570.00       570.00
                        N                                                         Total:    570.00
01 - 043    2X1         OC      MR Lewis Wesley            C     1,060   680.00   Rent      499.00       499.00
                        N       MRS Blaire E Lewis                                w/d        40.00
                                                                                  Total:    539.00
01 - 044    2X1         OC      MRS YADIRA SOTO            C     1,060   680.00   Rent      655.00       655.00
                        N       MR HENRY SIERRA                                   Total:    655.00
                                MR ALEXANDER SIERRA

                  ACTUAL                   LEASE
               POTENTIAL     M/I DATE     EXPIRES     SEC/OTHER       ENDING
APT.             CHARGES     M/O DATE      TERM         DEPOSIT      BALANCE
--------------------------------------------------------------------------------
01 - 029          510.00     09/30/01     03/31/04        49.00          0.00
                                             12            0.00
01 - 030          530.00     10/06/01     09/30/03        99.00          0.00
                                             12            0.00
01 - 031          100.00     07/11/03     04/30/04       100.00       -532.00
                                             10            0.00
01 - 032          358.00     02/19/98     02/28/04        99.00          0.00
                                             12            0.00
01 - 033          482.00     11/26/96     11/30/03       100.00       -858.00
                                             12            0.00
01 - 034                     08/21/02     08/31/03       300.00      1,679.00
                             06/14/03        12            0.00
01 - 034          100.00     07/01/03     05/31/04       100.00          0.00
                                             11            0.00
01 - 035          499.00     02/15/03     02/29/04         0.00       -255.39
                                             12            0.00
01 - 036          406.00     02/25/90     02/29/04       150.00          0.00
                                             12            0.00
01 - 037          464.00     05/06/02     04/30/04         0.00       -489.00
                                             12            0.00
01 - 038          542.00     02/26/03     02/29/04       542.00          0.00
                                             12            0.00
01 - 039          456.00     03/31/01     03/31/04         0.00          0.00
                                             12            0.00
01 - 040          359.00     07/28/01     07/31/03        99.00          0.00
                                             12          200.00
01 - 041          620.00     01/12/01     12/31/03        99.00          0.00
                                             12            0.00
01 - 042          570.00     11/17/92     08/31/03       200.00          0.00
                                             12            0.00
01 - 043          463.00     04/26/03     10/31/03         0.00          0.00
                                             12            0.00
01 - 044          655.00     09/01/02     08/31/03       400.00          0.00
                                             12            0.00

                        APT.                               R             MARKET             LEASE         GROSS
APT.        TYPE        STATUS        NAMES                S   SQ. FT.     RENT   CODE    CHARGES      POSSIBLE
---------------------------------------------------------------------------------------------------------------
01 - 045    2X1         OC      MR IAN MARTIN              C     1,060   680.00   Rent      610.00       610.00
                        N                                                         Total:    610.00
01 - 047    2X1         OC      Mr Walden M. Christensen   C     1,060   680.00   Rent      613.00       613.00
                        N       Mrs. Carol Windle                                 Total:    613.00
                                Mr. Adam Windle
01 - 048    2X1         OC      MR Erik Johnson            C     1,060   680.00   Rent      617.00       617.00
                        N       MRS TAMMALA E                                     Total:    617.00
                                WILLIAMS
01 - 049    1X1D        OC      MR. ALVIN WASHINGTON       C       635   560.00   Rent      460.00       460.00
                        N                                                         Total:    460.00
01 - 050    1X1D        OC      MR Joshua Barea            C       635   560.00   Rent      540.00       540.00
                        N                                                         Total:    540.00
01 - 051    1X1D        OC      MS Tasha Wolfe             C       635   560.00   Rent      499.00       499.00
                        N                                                         Total:    499.00
01 - 052    1X1D        OC      MR Jerome Samuel           C       635   560.00   Rent      499.00       499.00
                        N                                                         Total:    499.00
01 - 053    1X1D        NA      MR Louis M Pierre          N       635   560.00   Rent      499.00       499.00
                        N                                                         Total:    499.00
01 - 054    1X1D        OC      Mr David Caple             C       635   560.00   Rent      499.00       499.00
                        N                                                         Total:    499.00
01 - 055    1X1D        OC      MS Joyce Garrett           C       635   560.00   Rent      107.00       472.00
                        N                                                         hud       365.00
                                                                                  Total:    472.00
01 - 056    1X1D        OC      Mr Lawrence J Leiter       C       635   560.00   Rent      509.00       509.00
                        N       Ms. Natasha L Morales                             Total:    509.00
01 - 057    3X2         VA        VACANCY                        1,324   825.00                          825.00
                        N
01 - 058    3X2         CA      MRS Patricia Figueron      P     1,324   825.00
                        C
01 - 059    3X2         OC      MS KATHY CAMPBELL          C     1,324   825.00   Rent      735.00       735.00
                        N       CALVIN FLOYD                                      Total:    735.00
                                ADRIAN FLOYD
                                ALEXIS FLOYD
                                CHARLENE FLOYD
01 - 060    3X2         OC      Mr. Peter Pierre           C     1,324   825.00   Rent      722.00       722.00
                        N                                                         Total:    722.00

                  ACTUAL                   LEASE
               POTENTIAL     M/I DATE     EXPIRES     SEC/OTHER       ENDING
APT.             CHARGES     M/O DATE      TERM         DEPOSIT      BALANCE
--------------------------------------------------------------------------------
01 - 045          660.00     01/06/02     10/31/02       100.00         0.00
                                              0            0.00
01 - 047          571.00     09/21/01     09/30/03         0.00         0.00
                                             12            0.00
01 - 048          579.00     03/18/03     03/31/04         0.00         0.00
                                             12            0.00
01 - 049          390.00     08/19/86     01/31/04       200.00         0.00
                                             12            0.00
01 - 050          540.00     02/15/03     02/29/04        99.00         0.00
                                             12            0.00
01 - 051         -114.00     06/01/03     05/31/04       100.00         0.00
                                             12          200.00
01 - 052          468.00     09/01/02     08/31/03         0.00         0.00
                                             12            0.00
01 - 053          463.00     12/13/01     11/30/03         0.00         0.00
                                             12            0.00
01 - 054          499.00     03/18/03     03/31/04         0.00         0.00
                                             12            0.00
01 - 055          409.00     10/11/02     09/30/03       300.00         0.00
                                             12            0.00
01 - 056          100.00     07/20/03     06/13/04         0.00         0.00
                                             11            0.00
01 - 057

01 - 058                     10/05/01     09/30/03         0.00       328.67
                             06/30/03        12            0.00
01 - 059          760.00     08/02/01     07/31/03       560.00     1,582.00
                                             12            0.00

01 - 060          658.00     05/10/03     05/31/04         0.00         0.00
                                             12            0.00

                        APT.                               R             MARKET             LEASE         GROSS
APT.        TYPE        STATUS        NAMES                S   SQ. FT.     RENT   CODE    CHARGES      POSSIBLE
---------------------------------------------------------------------------------------------------------------
01 - 061    3X2         OC      Serelia L. Dobard          C     1,324   825.00   Rent      722.00       722.00
                        N       Jaron Dobard                                      Total:    722.00
                                Courtney Dobard
                                Shauntrell Dobard

01 - 062    3X2         NA      MS. CAROLYN HUNTER         N     1,324   825.00   Rent      715.00       715.00
                        N                                                         Total:    715.00
01 - 063    3X2         OC      MRS Annjinette R Thigpen   C     1,324   825.00   Rent      722.00       722.00
                        N       MR. M urice D Thigpen                             Total:    722.00
                                MS Tykira B Thigpen
                                MR DEVONTE D THOMAS
01 - 064    3X2         CA      MR SEDRIC HEARD            P     1,324   825.00
                        C       MR ADRAIN RUSSELL
                                MR KENDAL PHILLIPS
01 - 065    3X2         NA      MR James Bell              N     1,324   825.00   Rent      745.00       745.00
                        N       MS Nancy S Bell                                   Total:    745.00
                                MS Aislinn Bell
                                MS Caitri Bell
                                MR EAMON BELL
01 - 066    3X2         OC      MR Antoine Kennebruew      C     1,324   825.00   Rent      684.00       684.00
                        N       MS Clara Kennebruew                               Total:    684.00
                                MS Violante Kennebruew
01 - 067    3X2         OC      MR Michael Moon            C     1,324   825.00   Rent      725.00       725.00
                        N       MR Dilly L Moon                                   Total:    725.00
01 - 068    3X2         OC      MR DONALD CAPRITTA         C     1,324   825.00   Rent      760.00       760.00
                        N       MS PENNY LONG                                     Total:    760.00
                                MS JENNIFER CAPRITTA
                                MS AMANDA LONG
01 - 069    3X2         OC      MR. MICHEAL SHEFFIELD      C     1,324   825.00   Rent      745.00       745.00
                        N       MRS. PAMELA SHEFFIELD                             Total:    745.00
                                LATASHA SHEFFIELD
                                SHANTIL SHEFFIELD
                                KIERRA SHEFFIELD

                  ACTUAL                   LEASE
               POTENTIAL     M/I DATE     EXPIRES     SEC/OTHER       ENDING
APT.             CHARGES     M/O DATE      TERM         DEPOSIT      BALANCE
--------------------------------------------------------------------------------
01 - 061          583.00     04/18/01     04/30/03         0.00         0.00
                                              0            0.00
01 - 062            0.00     08/25/98     07/31/03        99.00         0.00
                                             12            0.00
01 - 063          658.00     10/07/00     08/31/03         0.00         0.00
                                             12            0.00
01 - 064                     06/16/02     06/30/03         0.00      -560.00
                             06/30/03        12            0.00
01 - 065          745.00     07/28/01     07/31/03        99.00         0.00
                                             12            0.00
01 - 066          603.00     07/01/02     06/30/03       100.00         0.00
                                             12            0.00
01 - 067          697.37     03/07/03     02/29/04         0.00         0.00
                                             12          200.00
01 - 068          760.00     11/12/01     06/30/03     1,550.00         0.00
                                             12            0.00
01 - 069          745.00     02/17/00     02/28/03       600.00         0.00
                                              0            0.00

                        APT.                               R             MARKET             LEASE         GROSS
APT.        TYPE        STATUS        NAMES                S   SQ. FT.     RENT   CODE    CHARGES      POSSIBLE
---------------------------------------------------------------------------------------------------------------
01 - 070    3X2         VL      MRS Pamela M London        P     1,324   825.00
                        N       MR PATRICK J LONDON
                                MS AMBER MCCRAY
                                MS EBONI MCCRAY
                                MR PATRICK LONDON II
                                MR PEYTON LONDON
01 - 070    3X2         VL      Kevin T Nettles            L     1,324   825.00
                        N       Nicole E Jones
01 - 070    3X2         VL        VACANCY                        1,324   825.00                          825.00
                        N
01 - 071    3X2         OC      MR YVETTE N Barno          C     1,324   825.00   Rent      730.00       730.00
                        N       MS April Pearson                                  Total:    730.00
                                MS Dayna Pearson
                                MR Daniel Pearson
01 - 072    3X2         VA        VACANCY                        1,324   825.00                          825.00
                        N
01 - 073    2X1         OC      MR Daniel Griffin          C     1,060   680.00   Rent      613.00       613.00
                        N       MS Karen Griffin                                  Total:    613.00
01 - 074    2X1         OC      MS Darlene Thompson        C     1,060   680.00   Rent      580.00       580.00
                        N       MS KAYLA THOMPSON                                 Total:    580.00
01 - 075    2X1         OC      Mr. Joshua D Bond          C     1,060   680.00   Rent      617.00       617.00
                        N                                                         Total:    617.00
01 - 076    2X1         OC      Ms. Edith S Barnes         C     1,060   680.00   Rent      657.00       657.00
                        N       Mr. Brandon J Stephens                            Total:    657.00
01 - 077    3X2         OC      MR Radson Declemnte        C     1,324   825.00   Rent      570.00       786.00
                        E       MS Elizabeth Santos                               emp       216.00
                                MS Lydia Declemente                               Total:    786.00
                                MS LULU SANTOS
01 - 078    3X2         OC      MR ROBERT L SHELTON        C     1,324   825.00   Rent      767.00       767.00
                        N       MRS MARIE SHELTON                                 Total:    767.00
                                MS NORMA DELAGARZA
                                MS MONICA SAIZ
                                MS MARIAH DELAGARZA
                                MS MADELINE
                                DELAGARZA

                  ACTUAL                   LEASE
               POTENTIAL     M/I DATE     EXPIRES     SEC/OTHER       ENDING
APT.             CHARGES     M/O DATE      TERM        DEPOSIT       BALANCE
--------------------------------------------------------------------------------
01 - 070                     01/21/02     05/31/03         0.00       892.00
                             06/17/03        12            0.00
01 - 070                                                   0.00         0.00
                                             12            0.00
01 - 070

01 - 071          730.00     08/29/00     08/31/03       798.00         0.00
                                             12            0.00

01 - 072

01 - 073          576.00     12/26/02     12/31/03         0.00         0.00
                                             12          100.00
01 - 074           75.00     01/09/01     12/31/03        49.00         0.00
                                             12            0.00
01 - 075          308.00     07/16/03     04/30/04         0.00         0.00
                                             9             0.00
01 - 076          657.00     06/05/03     05/31/04       200.00      -181.00
                                             12            0.00
01 - 077          786.00     07/03/02     12/31/03       100.00      -570.00
                                             12            0.00

01 - 078          719.00     10/11/02     09/30/03         0.00         0.00
                                             12            0.00

                        APT.                               R             MARKET             LEASE         GROSS
APT.        TYPE        STATUS        NAMES                S   SQ. FT.     RENT   CODE    CHARGES      POSSIBLE
---------------------------------------------------------------------------------------------------------------
01 - 079    3X2         OC      MRS PHOEBE LEE-BUTLER      C     1,324   825.00   Rent      745.00       745.00
                        N       MR NATHANIEL BUTLER                               Total:    745.00
                                DOMINICK BUTLER
                                DARIUS BUTLER
01 - 080    3X2         OC      MRS Rhianna M Collins      C     1,324   825.00   Rent      722.00       722.00
                        N       MS Alexia Thorpe                                  Total:    722.00
01 - 081    2X1         OC      MRS VONTELLE HERARD        C     1,060   680.00   Rent      590.00       590.00
                        N       MR DOUGLAS L BELFIELD                             Total:    590.00
01 - 083    2X1         OC      MS Tasha Wolfe             P     1,060   680.00
                        N
01 - 083    2X1         OC      aaron I patrick            C     1,060   680.00   Rent      667.00       667.00
                        N       thesha d calloway                                 Total:    667.00
01 - 084    2X1         OC      Mr Jonathan D Cabral       C     1,060   680.00   Rent      617.00       617.00
                        N       Mrs Aimee H Cobral                                Total:    617.00
01 - 085    2X2         OC      MRS. CRESSETTE T SMITH     C     1,060   750.00   Rent      645.00       645.00
                        N       MR. JOE N SMITH                                   Total:    645.00
                                NICHOLAS SMITH
01 - 086    2X2         OC      Mr Mark Walton             C     1,176   750.00   Rent      670.00       670.00
                        N       Ms. Karen Eannottie                               Total:    670.00
                                Mr Frank Eannottie
01 - 087    2X2         OC      MR Demetrios Raines        C     1,176   750.00   Rent      660.00       660.00
                        N       MS TAMARA CECIL                                   Total:    660.00
                                MS CECIL SHALACE
01 - 088    2X2         OC      MS Megan Armstrong         C     1,176   750.00   Rent      710.00       710.00
                        N       MR Christopher RAMOS                              Total:    710.00
01 - 089    2X1         OC      MR Jeff Tabor              C     1,060   680.00   Rent      613.00       613.00
                        N       MS DIANNE MCQUISTION                              Total:    613.00
01 - 090    2X1         OC      MS Heather Hale            C     1,060   680.00   w/d        35.00         0.00
                        N       MR GEORGE C HALE                                  Total:     35.00
                                MR Zachary Hale
                                MR TOBIE S Hale
01 - 091    2X1         OC      MS. LINDA M JOHNSON        C     1,060   680.00   Rent      655.00       655.00
                        N       MS Valerie Logan                                  Total:    655.00
                                MR CHOJNACKI JOHNSON
                                MR AKEEM JOHNSON

                  ACTUAL                   LEASE
               POTENTIAL     M/I DATE     EXPIRES      SEC/OTHER      ENDING
APT.             CHARGES     M/O DATE      TERM          DEPOSIT     BALANCE
-----------------------------------------------------------------------------
01 - 079          745.00     05/31/01     08/31/03        100.00         0.00
                                             12             0.00
01 - 080          670.00     11/15/02     11/30/03          0.00         0.00
                                             12             0.00
01 - 081          298.00     09/12/01     08/30/03        200.00         0.00
                                             12             0.00
01 - 083                     12/13/02     12/31/03          0.00      -613.00
                             06/01/03        12             0.00
01 - 083          483.00     07/20/03     05/31/04        100.00         0.00
                                             10             0.00
01 - 084          617.00     06/24/03     05/31/04          0.00         0.00
                                             11             0.00
01 - 085          645.00     11/12/96     01/31/04        200.00         0.00
                                             12             0.00
01 - 086          670.00     08/31/01     08/31/03        500.00         0.00
                                             12             0.00
01 - 087          637.00     02/06/03     02/29/04         99.00      -715.00
                                             12             0.00
01 - 088          710.00     04/11/03     04/30/04         99.00         0.00
                                             12             0.00
01 - 089          576.00     02/13/03     02/29/04         99.00         0.00
                                             12            50.00
01 - 090          655.00     02/05/03     02/29/04          0.00         0.00
                                             12             0.00
01 - 091          655.00     07/31/02     07/31/03        100.00         0.00
                                             12             0.00

                        APT.                               R             MARKET             LEASE         GROSS
APT.        TYPE        STATUS        NAMES                S   SQ. FT.     RENT   CODE    CHARGES      POSSIBLE
---------------------------------------------------------------------------------------------------------------
01 - 092    2X1         OC      Mr Russell L McGowan       C     1,060   680.00   Rent      617.00       617.00
                        N                                                         Total:    617.00
01 - 093    3X2         OC      MS Angela Kilpatrick       C     1,324   825.00   Rent      670.00       670.00
                        N       MR Deangelo Sutton                                Total:    670.00
                                MR Darrius Sutton
01 - 094    3X2         OC      MR Michael Smith           C     1,324   825.00   Rent      722.00       722.00
                        N                                                         Total:    722.00
01 - 095    3X2         OC      MRS. FAGAL NEWBY           C     1,324   825.00   Rent      700.00       700.00
                        N       VANCE WESTBROOKS                                  Total:    700.00
                                KYLE WESTBROOKS
                                MR. KEITH NEWBY
01 - 096    3X2         OC      Ms. Daisy S Johnson        C     1,324   825.00   Rent      786.00       786.00
                        N       Mr John Johnson                                   w/d        40.00
                                Miss Marie Johnson                                Total:    826.00
                                Miss Shameka Johnson
01 - 097    2X2         OC      MR Choke J Bennett         C     1,176   750.00   Rent      637.00       637.00
                        N       MRS Miyuki Bennett                                Total:    637.00
                                MR WICK BENNETT
01 - 098    2X2         OC      MS SHAWNA JELKS            C     1,176   750.00   Rent      655.00       655.00
                        N       MR RYAN PATTERSON                                 Total:    655.00
01 - 099    2X2         OC      MR Eric Woodland           C     1,176   750.00   Rent      675.00       675.00
                        N       MRS Toni Woodland                                 Total:    675.00
                                MR Kedrick Singleton
01 - 100    2X2         OC      MR John Gray               C     1,176   750.00   Rent      637.00       637.00
                        N                                                         w/d        40.00
                                                                                  Total:    677.00
01 - 101    3X2         OC      MS Jenny A Etienne         C     1,324   825.00   Rent      722.00       722.00
                        N       MR Jonathan Etienne                               Total:    722.00
                                MS Jolie Lawson
01 - 102    3X2         OC      Jack D McCrary             C     1,324   825.00   Rent      785.00       785.00
                        N       Carol L Austin                                    con       785.00
                                Michael S Austin                                  Total:  1,570.00
                                Kimberly N Austin

                  ACTUAL                   LEASE
               POTENTIAL     M/I DATE     EXPIRES     SEC/OTHER       ENDING
APT.             CHARGES     M/O DATE      TERM         DEPOSIT      BALANCE
----------------------------------------------------------------------------
01 - 092          617.00     06/10/03     05/31/04         0.00         0.00
                                             12            0.00
01 - 093           58.00     07/10/03     05/31/04       645.00         0.00
                                             12            0.00
01 - 094          668.00     12/20/02     12/31/03         0.00         0.00
                                             12            0.00
01 - 095          700.00     01/29/93     08/31/03       150.00      -750.00
                                             12            0.00
01 - 096          750.00     06/10/03     05/31/04        99.00        0.00
                                             12            0.00
01 - 097           90.00     11/11/02     10/31/03         0.00         0.00
                                             12          200.00
01 - 098          655.00     07/28/01     07/31/03        99.00      -635.00
                                             12            0.00
01 - 099          100.00     06/28/02     06/30/03       775.00         0.00
                                             12            0.00
01 - 100          589.00     11/05/02     10/31/03         0.00         0.00
                                             12            0.00
01 - 101          679.00     09/05/02     08/31/03         0.00         0.00
                                             12            0.00
01 - 102           25.00     07/31/03     05/31/04         0.00        50.00
                                             10            0.00

                        APT.                               R             MARKET             LEASE         GROSS
APT.        TYPE        STATUS        NAMES                S   SQ. FT.     RENT   CODE    CHARGES      POSSIBLE
---------------------------------------------------------------------------------------------------------------
01 - 103    3X2         OC      MR. JOEY MAZZA             C     1,324   825.00   Rent      722.00       722.00
                        N       CHELSEY HAVILANO                                  w/d        40.00
                                JOCELIN MAZZA                                     Total:    762.00
                                MRS TINA MAZZA
01 - 104    3X2         OC      MS BECKY FRAZIER           C     1,324   825.00   Rent      690.00       690.00
                        N       MS KATIE FRAZIER                                  Total:    690.00
                                MR KYLE FRAZIER
                                MS KRISTEN FRAZIER
01 - 105    2X2         OC      Paul E Johnson             C     1,176   750.00   Rent      665.00       665.00
                        N       Gregory Johnson                                   Total:    665.00
01 - 106    2X2         NA      MR JOHN M HOBKIRK          N     1,176   750.00   Rent      637.00       637.00
                        N                                                         w/d        40.00
                                                                                  Total:    677.00
01 - 107    2X2         OC      MRS TONYRA KIMBRELL        C     1,176   750.00   Rent      650.00       650.00
                        N                                                         Total:    650.00
01 - 108    2X2         OC      Mr John P Belts            C     1,176   750.00   Rent      725.00       725.00
                        N       Mr Talmage J Magee                                Total:    725.00
01 - 109    2X2         OC      Richard M Ratell           C     1,176   750.00
                        N       MRS BERYL M RATELL
01 - 110    2X2         OC      Mrs Angela L Thornton      C     1,176   750.00   Rent      715.00       715.00
                        N       Mr Tremayne A Thornton                            Total:    715.00
01 - 111    2X2         OC      David M Humphrey           C     1,176   750.00   crisy     350.00*      700.00
                        O       Tyler D Humphrey                                  Rent      350.00
                                                                                  Total:    700.00
01 - 112    2X2         OC      MS Willow Roman-Capdville  C     1,176   750.00   Rent      637.00       637.00
                        N       MS Icis Roman-Capdeville                          Total:    637.00
01 - 113    3X2         OC      Mrs Elie Wyatt             C     1,324   825.00   Rent      722.00       722.00
                        N       Mr Wyatt                                          Total:    722.00

01 - 114    3X2         OC      MR RONALD FAZENBAKER       C     1,324   825.00   Rent      722.00       722.00
                        N       MRS Brandi Fazenbaker                             Total:    722.00
                                MS Destiny Fazenbaker
                                MR Damion Fazenbaker
01 - 115    3X2         OC      MR Shelton Floyd           C     1,324   825.00   Rent      781.00       781.00
                        N                                                         Total:    781.00

                  ACTUAL                   LEASE
               POTENTIAL     M/I DATE     EXPIRES     SEC/OTHER       ENDING
APT.             CHARGES     M/O DATE      TERM         DEPOSIT      BALANCE
----------------------------------------------------------------------------
01 - 103          674.00     11/11/02     10/31/03        99.00         0.00
                                             12            0.00
01 - 104          640.00     09/18/02     09/30/03       100.00         0.00
                                             12           50.00
01 - 105          665.00     06/01/00     08/31/03       684.00         0.00
                                             12            0.00
01 - 106          637.00     08/28/02     08/31/03         0.00         0.00
                                             12            0.00
01 - 107          650.00     03/02/02     02/29/04       350.00         0.00
                                             12            0.00
01 - 108          631.00     07/05/03     07/31/04       100.00         0.00
                                             12            0.00
01 - 109          579.00     05/08/01     04/30/03         0.00         0.00
                                              0            0.00
01 - 110            0.00     07/21/03     05/31/04         0.00         0.00
                                             10            0.00
01 - 111          700.00     04/15/00     12/31/03       635.00      -350.00
                                             12            0.00
01 - 112          589.00     10/11/01     09/30/03         0.00         0.00
                                             12            0.00
01 - 113          786.00     06/30/03     05/31/04         0.00         0.00
                                             12            0.00
01 - 114          -64.00     04/09/03     03/31/04         0.00         0.00
                                             12            0.00
01 - 115          781.00     01/17/03     01/31/04       400.00      -781.00
                                             12            0.00

                        APT.                               R             MARKET             LEASE         GROSS
APT.        TYPE        STATUS        NAMES                S   SQ. FT.     RENT   CODE    CHARGES      POSSIBLE
---------------------------------------------------------------------------------------------------------------
01 - 116    3X2         OC      MR. GARLAND C McLAURIN     C     1,324   825.00   Rent      694.00       694.00
                        N       MRS. SUN Y McLAURIN                               Total:    694.00
                                WILLIAM C GARLAND JR.
01 - 117    2X1         OC      MR Hector Morales          P     1,060   680.00
                        N       MS Vahaira Morales
01 - 117    2X1         OC      Mr Willie L Eberheart      C     1,060   680.00   Rent      617.00       617.00
                        N       Mrs Annette H Eberheart                           Total:    617.00
01 - 118    2X1         OC      MR Hector Morales          C     1,060   680.00   Rent      613.00       613.00
                        N       MS Vahaira Morales                                Total:    613.00
01 - 119    2X1         OC      MS Deborah Richardson      C     1,060   680.00   Rent      589.00       589.00
                        N                                                         Total:    589.00
01 - 120    2X1         OC      Ms Joye R Smith            C     1,060   680.00   Rent      657.00       657.00
                        N       Mr Justin M Comer                                 Total:    657.00
                                Mr Branden J Comer
01 - 121    3X2         OC      Mr. Leroy Childs           C     1,324   825.00   Rent      675.00       675.00
                        C       Ms. Trawnda Childs                                w/d        40.00
                                Ms. Eboni Childs                                  Total:    715.00
                                Mr. Darius Childs
01 - 122    3X2         NA      MR FRED HANSEN             N     1,324   825.00   Rent      786.00       786.00
                        N                                                         Total:    786.00
01 - 123    3X2         OC      MR Donald Haynes           C     1,324   825.00   Rent      735.00       735.00
                        N                                                         Total:    735.00
01 - 124    3X2         OC      MRS Maria Velez            C     1,324   825.00   hud       685.00       685.00
                        N       MR Basilio Velez                                  Total:    685.00
                                MR Jose Velez
                                MR Larry ZAPATA
01 - 125    2X1         OC      MR JAMES C Duncan          C     1,060   680.00   Rent      597.00       597.00
                        N       MS Patricia A Duncan                              Total:    597.00
                                MR James J Duncan, JR.
01 - 126    2X1         OC      Jeffrey Schneider          C     1,060   680.00   Rent      613.00       613.00
                        N                                                         Total:    613.00
01 - 127    2X1         OC      MS Tiffany Frazee          C     1,060   680.00   Rent      617.00       617.00
                        N       MR Steve Jurgensen                                Total:    617.00
01 - 128    2X1         OC      MR Michael Tieszen         C     1,060   680.00   Rent      617.00       617.00
                        N                                                         Total:    617.00

                  ACTUAL                   LEASE
               POTENTIAL     M/I DATE     EXPIRES     SEC/OTHER       ENDING
APT.             CHARGES     M/O DATE      TERM         DEPOSIT      BALANCE
----------------------------------------------------------------------------
01 - 116          613.00     08/25/95     03/31/04       200.00         0.00
                                            12             0.00

01 - 117                     12/20/02     12/31/03         0.00      -613.00
                             05/10/03        12            0.00
01 - 117          500.00     06/30/03     05/31/04         0.00         0.00
                                             12            0.00
01 - 118           63.00     05/10/03     12/31/03         0.00         0.00
                                             12            0.00
01 - 119          -32.00     03/01/03     02/29/04       100.00         0.00
                                             12            0.00
01 - 120          657.00     06/13/03     05/31/04         0.00      -657.00
                                             12            0.00
01 - 121          675.00     02/01/00     01/31/04       300.00         0.00
                                             12            0.00
01 - 122          786.00     02/15/03     07/31/03       400.00         0.00
                                             6             0.00
01 - 123          735.00     04/01/00     02/29/04        99.00         0.00
                                             12            0.00
01 - 124          685.00     11/22/02     10/31/03       200.00         0.00
                                             11            0.00
01 - 125          534.00     11/13/01     10/31/03       100.00         0.00
                                             12            0.00
01 - 126          576.00     01/03/03     01/31/04         0.00         0.00
                                             12            0.00
01 - 127          617.00     04/12/03     04/30/04         0.00         0.00
                                             12            0.00
01 - 128          575.00     03/20/03     03/31/04         0.00         0.00
                                             12            0.00


                        APT.                               R             MARKET             LEASE         GROSS
APT.        TYPE        STATUS        NAMES                S   SQ. FT.     RENT   CODE    CHARGES      POSSIBLE
---------------------------------------------------------------------------------------------------------------
01 - 129    3X2         OC      MR Miguel Uristegui        C     1,324   825.00   Rent      765.00       765.00
                        N       MRS Yvonne Uriostegui                             Total:    765.00
                                MR Curtis Baxter
                                MR Cody Millard
                                MS Cheyenne Uriostegui
01 - 130    3X2         OC      MS Tarike J Long           C     1,324   825.00   Rent      698.00       698.00
                        N                                                         Total:    698.00
01 - 131    3X2         OC      MR. MICHELLE PROCTOR       C     1,324   825.00   Rent      725.00       725.00
                        N       MR. MATTHEW PROCTOR                               Total:    725.00
                                TIFFANY PROCTOR
                                HALI PROCTOR
01 - 132    3X2         VA       VACANCY                         1,324   825.00                          825.00
                        N
01 - 133    2X1         CA      MRS Stephaine Schriefer    N     1,060   680.00   Rent      655.00       655.00
                        C       MR Nicholas Schriefer                             Total:    655.00
                                MS Angelica Schriefer
01 - 134    2X1         OC      Mr Donald Pennington       C     1,060   680.00   Rent      589.00       589.00
                        N       MS Verna Pennington                               Total:    589.00
01 - 135    2X1         VL      Miss Leslie A Wyche        L     1,060   680.00
                        N       Mr David R Stephens
01 - 135    2X1         VL       VACANCY                         1,060   680.00                          680.00
                        N
01 - 136    2X1         NA      Christopher Douglas        N     1,060   680.00   Rent      613.00       613.00
                        N       Ashley Douglas                                    Total:    613.00
01 - 137    3X2         OC      MR Eric Espada             C     1,324   825.00   Rent      722.00       722.00
                        N       MRS Yanira Espada                                 Total:    722.00
                                MR Joseph Deacon
                                MS Yaritza Deacon
                                MR errick Espada
01 - 138    3X2         OC      MR Angel Robles            C     1,324   825.00   Rent      722.00       722.00
                        N                                                         Total:    722.00
01 - 139    3X2         OC      MR Fraiser Franklin        C     1,324   825.00   Rent      776.00       776.00
                        N       MS Alexis Frazier                                 Total:    776.00
                                MS Audreanna Frazier

                  ACTUAL                   LEASE
               POTENTIAL     M/I DATE     EXPIRES       SEC/OTHER       ENDING
APT.             CHARGES     M/O DATE      TERM           DEPOSIT      BALANCE
------------------------------------------------------------------------------
01 - 129          765.00     03/29/02     03/31/04       1,510.00         0.00
                                             12              0.00
01 - 130          620.00     01/31/02     01/31/04           0.00         0.00
                                             12              0.00
01 - 131          725.00     06/14/97     08/31/03         605.00         0.00
                                             12              0.00
01 - 132
01 - 133          655.00     02/01/03     01/31/04         250.00         0.00
                                             12              0.00
01 - 134          -66.00     01/20/03     01/31/04          99.00      -669.00
                                             12              0.00
01 - 135                                                     0.00         0.00
                                             12              0.00
01 - 135
01 - 136          576.00     12/31/02     12/31/03           0.00         0.00
                                             12              0.00
01 - 137          658.00     08/07/02     08/31/03           0.00         0.00
                                              7              0.00
01 - 138          722.00     09/27/02     09/30/03           0.00         0.00
                                             12              0.00
01 - 139            0.00     02/01/03     01/31/04        -736.00         0.00
                                             12              0.00

                        APT.                               R             MARKET             LEASE         GROSS
APT.        TYPE        STATUS        NAMES                S   SQ. FT.     RENT   CODE    CHARGES      POSSIBLE
------------------------------------------------------------------------------------------------------------------
01 - 140    3X2         OC      MR Denava Davis            C     1,324   825.00   Rent      722.00       722.00
                        N       MS Deborah Davis                                  Total:    722.00
                                MR Deron Davis
                                MS Derien Davis
01 - 141    1X1D        OC      MR ANTHONY SMITH           C       635   560.00   Rent      499.00       499.00
                        N                                                         Total:    499.00
01 - 142    1X1D        OC      MR Daniel Smith            C       635   560.00   Rent      499.00       499.00
                        N                                                         Total:    499.00
01 - 143    1X1D        OC      MS. WANDA J GOODMAN        C       635   560.00
                        N
01 - 144    1X1D        OC      MR Gerardo Castro          C       635   560.00   Rent      535.00       535.00
                        N                                                         Total:    535.00
01 - 145    1X1D        OC      MR MARK E WOLF             C       635   560.00   Rent      499.00       499.00
                        N                                                         Total:    499.00
01 - 146    1X1D        OC      MR Charles Holmes          C       635   560.00   Rent      540.00       540.00
                        N                                                         Total:    540.00
01 - 147    1X1D        OC      MR Tim White               C       635   560.00   Rent      499.00       499.00
                        N                                                         Total:    499.00
01 - 148    1X1D        OC      MR. REGINALD A HOOD        C       635   560.00   Rent      525.00       525.00
                        N                                                         Total:    525.00
01 - 149    2X1         OC      MS Model Model             C     1,060   680.00   model     640.00*      640.00
                        M                                                         Total:    640.00
01 - 150    2X1         OC      MR George Rollins          C     1,060   680.00   Rent      613.00       613.00
                        N                                                         Total:    613.00
01 - 151    2X1         OC      MR NAPOLEAN LOPEZ          C     1,060   680.00   Rent      655.00       655.00
                        N       MS KYARA LOPEZ                                    Total:    655.00
                                MS LEILANY LOPEZ
01 - 152    2X1         OC      MS CARMEN CALDERON         C     1,060   680.00   Rent      609.00       609.00
                        N                                                         Total:    609.00
01 - 153    1X1         OC      MR Micheal Fahrenkopf      C       470   490.00   Rent      470.00       470.00
                        N                                                         Total:    470.00
01 - 154    1X1         OC      MR Jose Martinez           C       470   490.00   Rent      436.00       436.00
                        N       MRS AMADA MARTINEZ                                Total:    436.00
01 - 155    1X1         OC      MS Melinda A Fontenette    C       470   490.00   Rent      470.00       470.00
                        N                                                         Total:    470.00
01 - 156    1X1         OC      MR Kenneth Hyman           C       470   490.00   Rent      447.00       447.00
                        N                                                         Total:    447.00

                  ACTUAL                   LEASE
               POTENTIAL     M/I DATE     EXPIRES     SEC/OTHER       ENDING
APT.             CHARGES     M/O DATE      TERM         DEPOSIT      BALANCE
----------------------------------------------------------------------------
01 - 140          668.00     12/28/02     12/31/03         0.00         0.00
                                             12            0.00
01 - 141          499.00     12/31/01     12/31/03         0.00      -408.00
                                             12            0.00
01 - 142          489.00     03/20/02     03/31/04         0.00         0.00
                                             12            0.00
01 - 143          515.00     11/17/95     02/29/04       200.00      -391.50
                                             12            0.00
01 - 144          535.00     01/01/03     12/31/03       710.00         0.00
                                             12            0.00
01 - 145          463.00     11/20/02     11/30/03         0.00         0.00
                                             12            0.00
01 - 146          540.00     01/18/03     01/31/04        99.00         0.00
                                             12            0.00
01 - 147          499.00     11/15/02     11/30/03       100.00         0.00
                                             12            0.00
01 - 148          525.00     12/13/99     12/31/04       200.00         0.00
                                             24            0.00
01 - 149          640.00     04/20/99     12/31/03         0.00         0.00
                                             12            0.00
01 - 150          576.00     12/21/02     12/31/03         0.00         0.00
                                             12            0.00
01 - 151          655.00     10/03/02     09/30/03        49.00         0.00
                                             12            0.00
01 - 152          609.00     07/15/01     06/30/04       349.00         0.00
                                             12            0.00
01 - 153          470.00     10/01/02     09/30/03       150.00         0.00
                                             12            0.00
01 - 154          411.00     02/12/03     02/29/04        99.00         0.00
                                             12            0.00
01 - 155          470.00     07/06/01     07/31/03        99.00         0.00
                                             12            0.00
01 - 156          424.00     08/17/02     08/31/03         0.00         0.00
                                             12            0.00

                        APT.                               R             MARKET             LEASE         GROSS
APT.        TYPE        STATUS        NAMES                S   SQ. FT.     RENT   CODE    CHARGES      POSSIBLE
---------------------------------------------------------------------------------------------------------------
01 - 157    1X1         OC      MR. EDWARD ROBERTS         C       470   490.00   Rent      437.00       437.00
                        N                                                         Total:    437.00
01 - 158    1X1         OC      Mr Evan Gautler            C       470   490.00   Rent      461.00       461.00
                        N                                                         Total:    461.00
01 - 159    1X1         OC      MR Jeffery Cohen           C       470   490.00   Rent      447.00       447.00
                        N                                                         Total:    447.00
01 - 161    2X1         OC      MR Randy Jaerger           C     1,060   680.00   Rent      613.00       613.00
                        N                                                         Total:    613.00
01 - 162    2X1         OC      MR Troy L McMeans          C     1,060   680.00   Rent      603.00       603.00
                        N       MRS Gedelyn Mcmeans                               Total:    603.00
01 - 163    2X1         OC      MS Nichol Bodenstein       C     1,060   680.00   Rent      613.00       613.00
                        N       MS TAMMY JOHNSON                                  Total:    613.00
01 - 164    2X1         OC      ms Tameka Childs           C     1,060   680.00   Rent      520.00       520.00
                        E       MS Ashli Childs                                   Total:    520.00
01 - 165    1X1D        CA      MR Matthew Pfitzner        N       635   560.00   Rent      499.00       499.00
                        C                                                         Total:    499.00
01 - 166    1X1D        OC      MR Nathan Schultz          C       635   560.00   Rent      499.00       499.00
                        N       MRS Carolyn Schultz                               Total:    499.00
01 - 167    1X1D        OC      MR. WILLIE SIMPKINS        C       635   560.00   Rent      467.00       467.00
                        N                                                         Total:    467.00
01 - 168    1X1D        NA      MS Trishonya McMihelk      N       635   560.00   Rent      499.00       499.00
                        N                                                         Total:    499.00
01 - 169    1X1D        OC      MR. SERGIO MERCADO         C       635   560.00   Rent      460.00       460.00
                        N                                                         Total:    460.00
01 - 170    1X1D        OC      MS Denise Byrd             C       635   560.00   Rent      103.00       518.00
                        N       MR De'shon Ashley                                 hud       415.00
                                                                                  Total:    518.00
01 - 171    1X1D        OC      MR Sanchez Antonio         C       635   560.00   Rent      519.00       519.00
                        N                                                         Total:    519.00
01 - 172    1X1D        OC      MS Patricia D Childs       C       635   560.00   Rent      499.00       499.00
                        N                                                         Total:    499.00
01 - 173    2X2         OC      Dennis Reid                C     1,176   750.00   Rent      645.00       645.00
                        N                                                         Total:    645.00
01 - 174    2X2         OC      MR HARVEY Mabel            C     1,176   750.00   Rent      622.00       622.00
                        N       MR Ronald B Bryant                                Total:    622.00

                  ACTUAL                   LEASE
               POTENTIAL     M/I DATE     EXPIRES     SEC/OTHER       ENDING
APT.             CHARGES     M/O DATE      TERM         DEPOSIT      BALANCE
----------------------------------------------------------------------------
01 - 157          437.00     06/07/99     04/30/04       420.00      -437.00
                                             12          150.00
01 - 158          461.00     03/17/03     03/31/04        99.00         0.00
                                             12            0.00
01 - 159          433.00     02/15/03     02/29/04         0.00         0.00
                                             12            0.00
01 - 161          613.00     08/07/02     07/31/03         0.00      -256.00
                                             12            0.00
01 - 162          551.00     01/31/02     01/31/04         0.00         0.00
                                             12            0.00
01 - 163          -37.00     01/08/03     12/31/03         0.00         0.00
                                             12            0.00
01 - 164          520.00     01/09/03     01/31/04         0.00         0.00
                                             12            0.00
01 - 165          -31.00     07/31/02     07/31/03         0.00         0.00
                                             12            0.00
01 - 166          456.00     04/17/03     04/30/04         0.00         0.00
                                             12            0.00
01 - 167          535.00     07/07/94     10/31/03        99.00         0.00
                                             12            0.00
01 - 168          456.00     03/31/01     03/31/04         0.00         0.00
                                             12            0.00
01 - 169          385.00     10/04/86     04/30/03       200.00         0.00
                                              0            0.00
01 - 170          501.00     10/18/02     10/31/03       300.00      -103.00
                                             12            0.00

01 - 171          519.00     05/27/03     05/31/04         0.00       519.00
                                             12            0.00
01 - 172          456.00     01/14/02     12/31/03         0.00         0.00
                                             12            0.00
01 - 173            0.00     01/07/00     07/31/03       625.00      -645.00
                                             12            0.00
01 - 174          622.00     02/06/02     01/31/04         0.00      -404.00
                                             12          200.00

                        APT.                               R             MARKET             LEASE         GROSS
APT.        TYPE        STATUS        NAMES                S    SQ.FT.     RENT   CODE    CHARGES      POSSIBLE
------------------------------------------------------------------------------------------------------------------
01 - 175    2X2         OC      MR Robert Sissac           C     1,176   750.00   Rent      662.00       662.00
                        N       MRS Karina Sissac                                 Total:    662.00
                                MR Robert Sissac JR
                                MR Leon Sissac
01 - 176    2X2         OC      MR Camil Freeney           C     1,176   750.00   Rent      675.00       675.00
                        N       MR Roderick Richardson                            Total:    675.00
01 - 177    1X1         OC      MR Danny R Drummond        C       470   490.00   Rent      461.00       461.00
                        N                                                         Total:    461.00
01 - 178    1X1         OC      MR Andre Campbell          C       470   490.00   Rent      490.00       490.00
                        N                                                         Total:    490.00
01 - 179    1X1         OC      MS Gladys Cinpper          C       470   490.00   Rent      461.00       461.00
                        N                                                         Total:    461.00
01 - 180    1X1         OC      MR Thomas E Wells          C       470   490.00   Rent      447.00       447.00
                        N                                                         Total:    447.00
01 - 181    1X1         OC      oliver mckenney            C       470   490.00   Rent      465.00       465.00
                        N                                                         Total:    465.00
01 - 182    1X1         VL      ayub jamshed               L       470   490.00
                        N
01 - 182    1X1         VL              VACANCY                    470   490.00                          490.00
                        N
01 - 183    1X1         OC      George Kyser               C       470   490.00   Rent      424.00       424.00
                        N                                                         Total:    424.00
01 - 184    1X1         OC      MR Randy Hearn             C       470   490.00   Rent      461.00       461.00
                        N                                                         Total:    461.00
01 - 185    2X2         OC      MR John Conner             C     1,176   750.00   Rent      680.00       680.00
                        N       MRS Catherine Conner                              Total:    680.00
                                MRS Barbara Conner
                                MS Tabithn Conner
01 - 186    2X2         NA      MR Justin Smolenski        T     1,176   750.00   Rent      674.00       674.00
                        N       MRS Holly Smolenski                               Total:    674.00
                                MR Alec Smolenski
01 - 187    2X2         OC      MR. PRESTON OLIVER         C     1,176   750.00   Rent      612.00       612.00
                        N       MRS. CORETHA C OLIVER                             Total:    612.00
01 - 189    1X1D        NL      MS Dajuan Wallace          N       635   560.00   Rent      506.00       518.00
                        N       MR DYANJEL FORD                                   hud        12.00
                                                                                  Total:    518.00

                  ACTUAL                   LEASE
               POTENTIAL     M/I DATE     EXPIRES     SEC/OTHER       ENDING
APT.             CHARGES     M/O DATE      TERM         DEPOSIT      BALANCE
--------------------------------------------------------------------------------
01 - 175          594.00     06/21/02     06/30/03         0.00         0.00
                                             12            0.00

01 - 176          675.00     05/17/02     05/31/03       100.00         0.00
                                             12            0.00
01 - 177          461.00     05/11/01     04/30/03        99.00         0.00
                                              0            0.00
01 - 178          490.00     12/07/01     11/30/03       100.00         0.00
                                             12            0.00
01 - 179          461.00     03/06/03     03/31/04       461.00         0.00
                                             12            0.00
01 - 180          424.00     08/16/02     08/31/03         0.00         0.00
                                             12            0.00
01 - 181          180.00     07/20/03     05/30/04       100.00         0.00
                                             10            0.00
01 - 182                                  05/31/05         0.00         0.00
                                              9            0.00
01 - 182

01 - 183          378.00     10/26/01     10/31/03       100.00         0.00
                                             12            0.00
01 - 184          461.00     03/17/03     03/31/04       461.00       586.00
                                             12            0.00
01 - 185          680.00     10/31/01     10/31/03       100.00       680.00
                                             12            0.00

01 - 186          674.00     02/23/03     02/29/04         0.00        -8.00
                                             12            0.00

01 - 187          544.00     06/23/83     06/30/03       200.00         0.00
                                             12            0.00
01 - 189          518.00     08/30/02     08/31/03       200.00         0.00
                                             12            0.00


                        APT.                               R             MARKET             LEASE         GROSS
APT.        TYPE        STATUS        NAMES                S   SQ. FT.     RENT   CODE    CHARGES      POSSIBLE
------------------------------------------------------------------------------------------------------------------
01 - 189    1X1D        NL      MR Justin Smolenski        C       635   560.00
                        N       MRS Holly Smolenski
                                MR Alec Smolenski

01 - 190    1X1D        OC      Mr Christopher Wirth       C       635   560.00   Rent      542.00       542.00
                        N                                                         Total:    542.00
01 - 191    1X1D        VA              VACANCY                    635   560.00                          560.00
                        N

01 - 192    1X1D        CA      MS. YOLANDA M BRADLEY      N       635   560.00   Rent      515.00       515.00
                        C                                                         Total:    515.00
01 - 193    1X1D        OC      MR Bob Barker              C       635   560.00   Rent      499.00       499.00
                        N                                                         Total:    499.00
01 - 194    1X1D        OC      MR Brandon C Middleton     C       635   560.00   Rent      499.00       499.00
                        N                                                         Total:    499.00
01 - 195    1X1D        OC      MS TALINIA LANCE           C       635   560.00   Rent      525.00       525.00
                        N       MS MAGGIE LANCE                                   Total:    525.00
                                MS KAYLEA LANCE

01 - 196    1X1D        OC      MR William E Kirkland      C       635   560.00   Rent      520.00       520.00
                        N                                                         Total:    520.00
01 - 197    1X1D        OC      Ms Thomasetta C Wells      C       635   560.00   Rent      499.00       499.00
                        N                                                         w/d        40.00
                                                                                  Total:    539.00
01 - 198    1X1D        OC      MS Tonya Freeman           c       635   560.00   Rent      157.00       520.00
                        N       MS INDIA ADAMS                                    hud       363.00
                                                                                  Total:    520.00
01 - 199    1X1D        OC      Shanika Gatewood           C       635   560.00   Rent      133.00       528.00
                        N                                                         hud       395.00
                                                                                  Total:    528.00
01 - 200    1X1D        CA      MR Kevin Glover            N       635   560.00   Rent      489.00       489.00
                        C                                                         Total:    489.00
01 - 201    1X1D        OC      MR Walter R Goodrich       C       635   560.00   Rent      499.00       499.00
                        N                                                         Total:    499.00
01 - 202    1X1D        OC      MR Daniel R Parker Jr.     C       635   560.00   Rent      499.00       499.00
                        N                                                         Total:    499.00
01 - 203    1X1D        OC      MS Diane Rackley           C       635   560.00   Rent      530.00       530.00
                        N                                                         Total:    530.00
01 - 204    1X1D        OC      MRS BRANDY BOUNTY          C       635   560.00   Rent      499.00       499.00
                        N       MR JAMAL NEWTON                                   Total:    499.00

                  ACTUAL                   LEASE
               POTENTIAL     M/I DATE     EXPIRES     SEC/OTHER       ENDING
APT.             CHARGES     M/O DATE      TERM         DEPOSIT      BALANCE
--------------------------------------------------------------------------------
01 - 189                                                   0.00         0.00
                                                           0.00

01 - 190          542.00     04/01/03     03/31/04       544.00      -542.00
                                             12            0.00
01 - 191

01 - 192          515.00     07/15/00     07/31/03       200.00         0.00
                                             12          150.00
01 - 193          499.00     04/04/03     03/31/04         0.00         0.00
                                             12            0.00
01 - 194          468.00     09/17/02     09/30/03         0.00         0.00
                                             12            0.00
01 - 195            0.00     06/02/02     11/30/03        99.00         0.00
                                             12            0.00

01 - 196          520.00     08/31/01     08/31/03        99.00         0.00
                                             12            0.00
01 - 197          468.00     08/16/01     08/31/03         0.00         0.00
                                             12            0.00

01 - 198          505.00     10/01/02     09/30/03       300.00         0.00
                                             12            0.00

01 - 199          528.00     10/21/02     10/31/03       300.00         0.00
                                             12            0.00

01 - 200          448.00     05/16/02     05/31/03         0.00         0.00
                                             12            0.00
01 - 201          499.00     06/06/03     05/31/04         0.00         0.00
                                             12            0.00
01 - 202          458.00     08/23/01     08/31/03         0.00         0.00
                                             12            0.00
01 - 203          530.00     12/17/99     12/31/03       490.00         0.00
                                             12            0.00
01 - 204          463.00     11/19/02     11/30/03         0.00         0.00
                                             12            0.00


                        APT.                               R             MARKET             LEASE         GROSS
APT.        TYPE        STATUS        NAMES                S    SQ.FT.     RENT   CODE    CHARGES      POSSIBLE
------------------------------------------------------------------------------------------------------------------
01 - 205    1X1D        OC      MR Theodore Martin         C       635    560.00  Rent      481.00       481.00
                        N                                                         Total:    481.00
01 - 206    1X1D        OC      Shawn M Kennedy            C       635    560.00  Rent      515.00       515.00
                        N                                                         Total:    515.00
01 - 208    1X1D        VL      james h thames             L       635    560.00
                        N
01 - 208    1X1D        VL             VACANCY                     635    560.00                         560.00
                        N
01 - 209    1X1D        OC      MR Michael Gilliam         C       635    560.00  Rent      499.00       499.00
                        N                                                         Total:    499.00
01 - 210    1X1D        OC      Mr Joesph Glass            C       635    560.00  Rent      542.00       542.00
                        N                                                         Total:    542.00
01 - 211    1X1D        OC      MR RANDALL MOYLE           C       635    560.00  Rent      530.00       530.00
                        N                                                         Total:    530.00
01 - 212    1X1D        OC      MS April Clifton           C       635    560.00  Rent      542.00       542.00
                        N       MR ADAM EVANS                                     Total:    542.00
01 - 213    2X1         CA      Gerald ABRON               P     1,060    680.00
                        C       La TOYA Abron
                                DARIA ABRON
01 - 214    2X1         OC      MS Delores Wright          C     1,060    680.00  Rent      660.00       660.00
                        N       MR Maurice Banks                                  Total:    660.00
                                MR Antonio Banks
01 - 215    2X1         OC      MR DANIEL SANTOS           C     1,060    680.00  Rent      655.00       655.00
                        N       MRS YOLANDA SANTOS                                Total:    655.00
01 - 216    2X1         NA      MR Adam Hernandez          N     1,060    680.00  Rent      617.00       617.00
                        N       MRS Nicola Hernandez                              Total:    617.00
01 - 217    2X1         OC      MS Kellie Jacobs           C     1,060    680.00  Rent      655.00       655.00
                        N                                                         Total:    655.00
01 - 218    2X1         OC      Mr. Antonio Pedaza         C     1,060    680.00  Rent      680.00       680.00
                        N       Mr Miguel Ariaz                                   con       340.00
                                                                                  Total:  1,020.00
01 - 219    2X1         OC      MR Phuc Nguyen             C     1,060    680.00  Rent      660.00       660.00
                        N       MS Suong Nguyen                                   Total:    660.00
01 - 220    2X1         OC      MR Hector Leonramos        C     1,060    680.00  Rent      613.00       613.00
                        N                                                         Total:    613.00
01 - 221    1X1         OC      Mr James Weatherly         C       470    490.00  Rent      470.00       470.00
                        N                                                         Total:    470.00

                  ACTUAL                   LEASE
               POTENTIAL     M/I DATE     EXPIRES     SEC/OTHER       ENDING
APT.             CHARGES     M/O DATE      TERM         DEPOSIT      BALANCE
--------------------------------------------------------------------------------
01 - 205          435.00     12/29/02     12/31/03        99.00      -481.00
                                             12            0.00
01 - 206          515.00     02/26/01     02/29/04       399.00         0.00
                                             12            0.00
01 - 208                                  04/30/04         0.00         0.00
                                              9            0.00
01 - 208

01 - 209          496.00     03/14/03     02/29/04         0.00         0.00
                                             12            0.00
01 - 210          542.00     03/08/03     02/28/04        99.00         0.00
                                             12            0.00
01 - 211          530.00     09/01/02     08/31/03       100.00         0.00
                                             12            0.00
01 - 212          542.00     05/12/03     04/30/04        99.00         0.00
                                             12            0.00
01 - 213           58.00     05/18/01     05/31/03         0.00        98.00
                             07/03/03        12            0.00

01 - 214          660.00     11/15/02     11/30/03        99.00      -416.00
                                             12            0.00

01 - 215          655.00     07/23/02     07/31/03       150.00         0.00
                                             12            0.00
01 - 216          579.00     03/12/03     03/31/04         0.00         0.00
                                             12          100.00
01 - 217          655.00     02/28/03     02/29/04       399.00      -705.00
                                             12          200.00
01 - 218          132.00     07/26/03     04/30/04       200.00      -274.00
                                             12            0.00

01 - 219          660.00     12/01/02     11/30/03       100.00         0.00
                                             12            0.00
01 - 220          571.00     03/07/03     03/31/04         0.00         0.00
                                             12            0.00
01 - 221          470.00     12/16/02     12/31/03       100.00         0.00
                                             12            0.00


                        APT.                               R             MARKET             LEASE         GROSS
APT.        TYPE        STATUS        NAMES                S   SQ. FT.     RENT   CODE    CHARGES      POSSIBLE
------------------------------------------------------------------------------------------------------------------
01 - 222    1X1         OC      Violante Kenneberew        C       470    490.00  Rent      465.00       465.00
                        N                                                         Total:    465.00
01 - 223    1X1         OC      Mr Joel Gonzales           C       470    490.00  Rent      461.00       461.00
                        N                                                         Total:    461.00
01 - 224    1X1         OC      MR Dylan D Rustvold        C       470    490.00  Rent      442.00       442.00
                        N       MRS Anntoinette Rustvold                          Total:    442.00
01 - 225    1X1         OC      MR SAMMIE BELL             C       470    490.00  Rent      465.00       465.00
                        N                                                         Total:    465.00
01 - 226    1X1         OC      MR Orlando Mercado         C       470    490.00  Rent      461.00       461.00
                        N                                                         Total:    461.00
01 - 227    1X1         OC      MR Tyrone Bell             C       470    490.00  Rent      470.00       470.00
                        N                                                         Total:    470.00
01 - 228    1X1         OC      MR Casey Joey              C       470    490.00  Rent      461.00       461.00
                        N       MS Sabrina Reynolds                               Total:    461.00

                  ACTUAL                   LEASE
               POTENTIAL     M/I DATE     EXPIRES     SEC/OTHER       ENDING
APT.             CHARGES     M/O DATE      TERM         DEPOSIT      BALANCE
--------------------------------------------------------------------------------
01 - 222          527.00     06/05/03     05/31/04         0.00         0.00
                                             12            0.00
01 - 223          461.00     03/06/03     03/31/04       300.00         0.00
                                             12            0.00
01 - 224          442.00     06/01/02     05/31/03         0.00         0.00
                                             12            0.00
01 - 225          465.00     04/06/03     03/31/04        99.00         0.00
                                             12            0.00
01 - 226          461.00     03/01/03     02/29/04       461.00         0.00
                                             12            0.00
01 - 227          470.00     08/30/02     08/31/03       470.00         0.00
                                             12            0.00
01 - 228          461.00     02/01/03     01/31/04         0.00         0.00
                                             12            0.00

     TOTAL:

                                                   ACTUAL
            MARKET         LEASE        GROSS    POTENTIAL      SECURITY      OTHER      TOTAL      ENDING
              RENT          RENT     POSSIBLE      CHARGES      DEPOSITS   DEPOSITS   DEPOSITS     BALANCE
              ----          ----     --------      -------      --------   --------   --------     -------
        146,180.00    123,072.00   128,502.00   105,738.37     29,499.00   2,000.00  31,499.00   -6,504.72

     INCOME CODE:

     3mo     3 MONTH LEASE
     con     CONCESSION
     consn   SENIOR CONCESS
     crtsy   COURTESY OFC
     emp     NON-REV EMPLOYE
     furn    FURNITURE RENT
     hud     HUD RENT
     model   MODEL
     Rent    BASE RENT
     w/d     WASHER/DRYER

     RESIDENT STAT.

     C     Current
     I     Transfer In
     L     Leased
     N     Notice
     P     Previous
     T     Transfer
     X     Cancel

     UNIT STAT.

     CA    Construction Availabl
     NA    On Notice Available
     NL    On Notice Leased
     OC    Occupied
     VA    Vacant Available
     VL    Vacant Leased

     UNIT ANALYSIS

     DESCRIPTION             UNITS       PERCENT
     Occupied                   202       94.39
     Vacant                      10        4.67
     Down                         0        0.00
     Total Units                214      100.00
     Construction                14
     Waiting Lists               10
     Employee                     2
     Model                        1
     Other Use                    1
     Total Special Use            4        1.87

This Rent Roll includes Current Resident, Applicants, WaitList Applicants, Canceled Applicants, Previous Resident. "*" Indicates amounts not included in summary of lease charges


                        APT.                               R             MARKET             LEASE         GROSS
APT.        TYPE        STATUS        NAMES                S   SQ. FT.     RENT   CODE    CHARGES      POSSIBLE
---------------------------------------------------------------------------------------------------------------



                  ACTUAL                   LEASE
               POTENTIAL     M/I DATE     EXPIRES     SEC/OTHER       ENDING
APT.             CHARGES     M/O DATE      TERM         DEPOSIT      BALANCE
----------------------------------------------------------------------------



     GRAND TOTAL:

                                                   ACTUAL
            MARKET         LEASE        GROSS    POTENTIAL      SECURITY      OTHER      TOTAL      ENDING
              RENT          RENT     POSSIBLE      CHARGES      DEPOSITS   DEPOSITS   DEPOSITS     BALANCE
              ----          ----     --------      -------      --------   --------   --------     -------
        146,180.00    123,072.00   128,502.00   105,738.37     29,499.00   2,000.00  31,499.00    -6,504.72

SS1437                             AGED DELINQUENCY DETAIL
004                              BC-BAINBRIDGE TIMUQUANA LLC             07/2003
Select: 07/31/03                      OAKS AT TIMUQUANA                 07/31/03
228 Apts., 209,884 Sq. Ft                7/31/2003                         17:30

                                                     RESIDENT        CR  #    #
APT.     NAME                                        STATUS          ST  LT  RTN   DESCRIPTION      TOTAL DUE     PREPAID  FUTURE
---------------------------------------------------------------------------------------------------------------------------------
01-0114  MR Diego Jara                               Previous        N   1     0   BASE RENT          -874.00     -874.00    0.00
                                                Move Out:6/16/2003
                                                                                                   ------------------------------
                                                                                                      -874.00     -874.00    0.00
01-000   MS Heather Lewis                            Current         N   0     0   BASE RENT          -461.00     -461.00    0.00
                                                                                                   ------------------------------

                                                                                                      -461.00     -461.00    0.00
01-013   Brem Achilles                               Previous        N   1     0   BASE RENT          -653.00     -653.00    0.00
                                                Move Out:6/3/2003
                                                                                                   ------------------------------
                                                                                                      -653.00     -653.00    0.00
01-014   ME EARLS OAKES                              Notice          C   0     2   NSF CHECK FEE        50.00        0.00    0.00
                                                                                   BASE RENT           215.50     -389.50    0.00
                                                                                                   ------------------------------
                                                                                                       265.50     -389.50    0.00
01-015   MR ALDEN J. CLARKE                          Current         N   0     0   BASE RENT          -263.00     -263.00    0.00
                                                                                                   ------------------------------

                                                                                                      -263.00     -263.00    0.00
01-027   MR Kenneth Hannah                           Current         N   1     0   LATE CHARGE          62.00        0.00    0.00
                                                                                   BASE RENT         1,070.00        0.00    0.00
                                                                                                   ------------------------------
                                                                                                     1,132.00        0.00    0.00
01-031   Mr. Emmanuel          (  )                  Current         N   0     0   BASE RENT          -432.00     -532.00    0.00
         Hernandez                                                                 SECURITY           -100.00     -100.00    0.00
                                                                                                   ------------------------------
                                                                                                      -532.00     -632.00    0.00
01-033   MR. HERBERT C.        (904)573-6347         Current         N   0     0   BASE RENT          -858.00     -858.00    0.00
         WILLIAMS
                                                                                                   ------------------------------
                                                                                                      -858.00     -858.00    0.00
01-034   MS Sherri Hill                              Previous        C   1     2   LATE CHARGE         162.00        0.00    0.00
                                                Move Out:6/14/2003                 LEGAL FEE           210.00        0.00    0.00
                                                                                   BASE RENT         1,307.00        0.00    0.00
                                                                                                   ------------------------------
                                                                                                     1,679.00        0.00    0.00
01-035   MR Bryan Barceno                            Current         N   0     0   BASE RENT          -255.39     -255.39    0.00
                                                                                                   ------------------------------

                                                                                                      -255.39     -255.39    0.00
01-037   MR Timothy J. Lawson                        Current         N   1     0   BASE RENT          -489.00     -489.00    0.00
                                                                                                   ------------------------------

                                                                                                      -489.00     -489.00    0.00
01-058   MRS Patricia Figueroa                       Previous        N   1     0   BASE RENT           328.67        0.00    0.00
                                                Move Out:6/20/2003
                                                                                                   ------------------------------
                                                                                                       328.67        0.00    0.00
01-059   MS KATHY CAMPBELL                           Current         N   2     0   LATE CHARGE          62.00        0.00    0.00
                                                                                   BASE RENT         1,520.00        0.00    0.00
                                                                                                   ------------------------------
                                                                                                     1,582.00        0.00    0.00
01-064   MR SEDRIC HEARD                             Previous        N   1     0   BASE RENT          -560.00     -603.00    0.00
                                                Move Out:6/30/2003
                                                                                                   ------------------------------
                                                                                                      -560.00     -603.00    0.00
01-070   MRS Pamela M. London                        Previous        N   1     1   LATE CHARGE          74.00        0.00    0.00
                                                Move Out:6/17/2003                 NSF CHECK FEE        35.00        0.00    0.00

                                                 0 - 30      31-60      61-90     OVER 90
APT.     NAME                                      DAYS       DAYS       DAYS        DAYS
-----------------------------------------------------------------------------------------
01-0114  MR Diego Jara                             0.00       0.00       0.00        0.00

                                               ------------------------------------------
                                                   0.00       0.00       0.00        0.00
01-000   MS Heather Lewis                          0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-013   Brem Achilles                             0.00       0.00       0.00        0.00

                                               ------------------------------------------
                                                   0.00       0.00       0.00        0.00
01-014   ME EARLS OAKES                           50.00       0.00       0.00        0.00
                                                 -80.00     536.50       0.00      148.50
                                               ------------------------------------------
                                                 -30.00     536.50       0.00      148.50
01-015   MR ALDEN J. CLARKE                        0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-027   MR Kenneth Hannah                         0.00       0.00       0.00       62.00
                                                 535.00     535.00       0.00        0.00
                                               ------------------------------------------
                                                 535.00     535.00       0.00       62.00
01-031   Mr. Emmanuel
         Hernandez             (  )              100.00       0.00       0.00        0.00
                                                   0.00       0.00       0.00        0.00
                                               ------------------------------------------
                                                 100.00       0.00       0.00        0.00
01-033   MR. HERBERT C.
         WILLIAMS              (904)573-6347       0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-034   MS Sherri Hill                            0.00       0.00       0.00      162.00
                                                   0.00       0.00       0.00      210.00
                                                   0.00     247.00       0.00    1,060.00
                                               ------------------------------------------
                                                   0.00     247.00       0.00    1,432.00
01-035   MR Bryan Barceno                          0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-037   MR Timothy J. Lawson                      0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-058   MRS Patricia Figueroa                     0.00     328.67       0.00        0.00

                                               ------------------------------------------
                                                   0.00     328.67       0.00        0.00
01-059   MS KATHY CAMPBELL                         0.00       0.00       0.00       62.00
                                                 760.00     760.00       0.00        0.00
                                               ------------------------------------------
                                                 760.00     760.00       0.00       62.00
01-064   MR SEDRIC HEARD                           0.00      43.00       0.00        0.00

                                               ------------------------------------------
                                                   0.00      43.00       0.00        0.00
01-070   MRS Pamela M. London                      0.00       0.00       0.00       74.00
                                                   0.00       0.00       0.00       35.00

                                                     RESIDENT        CR  #    #
APT.     NAME                                        STATUS          ST  LT  RTN   DESCRIPTION      TOTAL DUE     PREPAID  FUTURE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   BASE RENT           783.00        0.00    0.00
                                                                                                   ------------------------------
                                                                                                       892.00        0.00    0.00
01-076   Ms. Edith S. Rames                          Current         N   0     0   BASE RENT            19.00        0.00    0.00
                                                                                   SECURITY           -200.00     -200.00    0.00
                                                                                                   ------------------------------
                                                                                                      -181.00     -200.00    0.00
01-077   MR Rus                                      Current         N   1     0   BASE RENT          -570.00     -570.00    0.00
                                                                                                   ------------------------------

                                                                                                      -570.00     -570.00    0.00
01-083   MS Tasha Wolfe                              Previous        N   1     1   BASE RENT          -613.00     -613.00    0.00
                                                Move Out:6/1/2003
                                                                                                   ------------------------------
                                                                                                      -613.00     -613.00    0.00
01-087   MR Demelri s Raines                         Current         C   0     2   BASE RENT          -715.00     -715.00    0.00
                                                                                                   ------------------------------

                                                                                                      -715.00     -715.00    0.00
01-095   MRS. FAGAL NEWBY      (904)777-5408         Current         N   1     1   NSF CHECK FEE      -750.00     -750.00    0.00
                                                                                                   ------------------------------

                                                                                                      -750.00     -750.00    0.00
01-098   MS SHAWNA JELKS                             Current         N   1     0   BASE RENT          -655.00     -655.00    0.00
                                                                                                   ------------------------------

                                                                                                      -655.00     -655.00    0.00
01-102   Jack D. McCrary                             Current         N   0     0   BASE RENT            50.00        0.00    0.00
                                                                                                   ------------------------------

                                                                                                        50.00        0.00    0.00
01-111   David M. Humphrey                           Current         N   1     0   BASE RENT          -350.00     -350.00    0.00
                                                                                                   ------------------------------

                                                                                                      -350.00     -350.00    0.00
01-115   MR Shelton Floyd                            Current         N   1     0   BASE RENT          -781.00     -781.00    0.00
                                                                                                   ------------------------------

                                                                                                      -781.00     -781.00    0.00
01-117   MR Hector Morales                           Previous        N   0     0   BASE RENT          -613.00     -613.00    0.00
                                                Move Out:5/10/2003
                                                                                                   ------------------------------

                                                                                                      -613.00     -613.00    0.00
01-120   Ms Joye R. Smith                            Current         N   0     0   PET FEE             -22.00      -22.00    0.00
                                                                                   BASE RENT          -635.00     -657.00    0.00
                                                                                                   ------------------------------

                                                                                                      -657.00     -679.00    0.00
01-134   Mr Donald Pennington                        Current         N   0     0   PET FEE            -669.00     -669.00    0.00
                                                                                                   ------------------------------

                                                                                                      -669.00     -669.00    0.00
01-141   MR ANTHONY SMITH      (904)536-8065         Current         N   1     0   BASE RENT          -408.00     -454.00    0.00
                                                                                                  ------------------------------

                                                                                                      -408.00     -454.00    0.00
01-143   MS. WANDA J. GOODMAN  (904)778-1270         Current         N   1     1   BASE RENT          -392.83     -525.00    0.00
                                                                                   WASHER/DRYER          1.33        0.00    0.00
                                                                                                   ------------------------------
                                                                                                      -391.50     -525.00    0.00
                                                 0 - 30      31-60      61-90     OVER 90
APT.     NAME                                      DAYS       DAYS       DAYS        DAYS
-----------------------------------------------------------------------------------------
                                                   0.00     428.00       0.00      355.00
                                               ------------------------------------------
                                                   0.00     428.00       0.00      464.00
01-076   Ms. Edith S. Rames                        0.00      19.00       0.00        0.00
                                                   0.00       0.00       0.00        0.00
                                               ------------------------------------------
                                                   0.00      19.00       0.00        0.00
01-077   MR Rus                                    0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-083   MS Tasha Wolfe                            0.00       0.00       0.00        0.00

                                               ------------------------------------------
                                                   0.00       0.00       0.00        0.00
01-087   MR Demelri s R ines                       0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-095   MRS. FAGAL NEWBY      (904)777-5408       0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-098   MS SHAWNA JELKS                           0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-102   Jack D. McCrary                          50.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                  50.00       0.00       0.00        0.00
01-111   David M. Humphrey                         0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-115   MR  Shelton Floyd                         0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-117   MR Hector Morales                         0.00       0.00       0.00        0.00

                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-120   Ms Joye R. Smith                          0.00       0.00       0.00        0.00
                                                   0.00      22.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00      22.00       0.00        0.00
01-134   Mr Donald Pennington                      0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-141   MR ANTHONY SMITH      (904)536-8065       0.00      46.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00      46.00       0.00        0.00
01-143   MS. WANDA J. GOODMAN  (904)778-1270       0.00     132.17       0.00        0.00
                                                   0.00       1.33       0.00        0.00
                                               ------------------------------------------
                                                   0.00     133.50       0.00        0.00

                                                     RESIDENT        CR  #    #
APT.     NAME                                        STATUS          ST  LT  RTN   DESCRIPTION      TOTAL DUE     PREPAID  FUTURE
---------------------------------------------------------------------------------------------------------------------------------
01-157   MR. EDWARD ROBERTS    (904)777-0025         Current         N   1     0   BASE RENT          -137.00     -137.00    0.00
                                                                                                   ------------------------------

                                                                                                      -137.00     -137.00    0.00
01-161   MR Randy Jaerger                            Current         N   1     0   BASE RENT          -256.00     -256.00    0.00
                                                                                                   ------------------------------

                                                                                                      -256.00     -256.00    0.00
01-170   MS Deaise Bynl                              Current         N   1     0   BASE RENT          -103.00     -103.00    0.00
                                                                                                   ------------------------------

                                                                                                      -103.00     -103.00    0.00
01-171   MR Sanchez Antonio                          Current         N   0     0   BASE RENT          -663.00        0.00    0.00
                                                                                                   ------------------------------

                                                                                                      -663.00        0.00    0.00
01-173   Dennis Reid           (904)219-1267         Current         N   0     0   BASE RENT          -645.00     -645.00    0.00
                                                                                                   ------------------------------

                                                                                                      -645.00     -645.00    0.00
01-174   MR HARVEY Mobel                             Current         N   1     0   BASE RENT          -404.00     -404.00    0.00
                                                                                                   ------------------------------

                                                                                                      -404.00     -404.00    0.00
01-184   MR Randy Heam                               Current         N   0     1   LATE CHARGE          75.00       75.00    0.00
                                                                                   NSF CHECK FEE        50.00        0.00    0.00
                                                                                   BASE RENT           461.00        0.00    0.00
                                                                                                   ------------------------------
                                                                                                       586.00       75.00    0.00
01-185   MR John Conner                              Current         N   1     1   BASE RENT           680.00        0.00    0.00
                                                                                                   ------------------------------

                                                                                                       680.00        0.00    0.00
01-186   MR Justin Smolenski                         Transfer        N   0     0   BASE RENT            27.00        0.00    0.00
                                                                                   WASHER/DRYER        -35.00      -35.00    0.00
                                                                                                   ------------------------------

                                                                                                        -8.00      -35.00    0.00
01-190   Mr Christopher Winh                         Current         N   0     0   BASE RENT          -542.00     -542.00    0.00
                                                                                                   ------------------------------

                                                                                                      -542.00     -542.00    0.00
01-205   MR Theodore Martin                          Current         N   0     0   BASE RENT          -481.00     -481.00    0.00
                                                                                                   ------------------------------

                                                                                                      -481.00     -481.00    0.00
01-213   Gerald ABRON                                Previous        N   1     0   BASE RENT            98.00        0.00    0.00
                                                Move Out:7/3/2003
                                                                                                   ------------------------------
                                                                                                        98.00        0.00    0.00
01-214   MS Delores Wright                           Current         N   2     0   LATE CHARGE         -11.00      -11.00    0.00
                                                                                   LEGAL FEE          -405.00     -405.00    0.00
                                                                                                   ------------------------------
                                                                                                      -416.00     -416.00    0.00
01-217   MS Kellic Jacobs      (  )                  Current         N   0     0   BASE RENT          -705.00     -705.00    0.00
                                                                                                   ------------------------------

                                                                                                      -705.00     -705.00    0.00
01-218   Mr. Antonio                                 Current         N   0     0   BASE RENT          -274.00     -274.00    0.00

                                                 0 - 30      31-60      61-90     OVER 90
APT.     NAME                                      DAYS       DAYS       DAYS        DAYS
-----------------------------------------------------------------------------------------
01-157   MR. EDWARD ROBERTS    (904) 777-0025      0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-161   MR Randy Jaerger                          0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-170   MS Deaise Bynl                            0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-171   MR Sanchez Antonio                      519.00       0.00  -1,182.00        0.00
                                               ------------------------------------------

                                                 519.00       0.00  -1,182.00        0.00
01-173   Dennis Reid           (904)219-1267       0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-174   MR HARVEY Mobel                           0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-184   MR Randy Heam                             0.00       0.00       0.00        0.00
                                                  50.00       0.00       0.00        0.00
                                                 461.00       0.00       0.00        0.00
                                               ------------------------------------------
                                                 511.00       0.00       0.00        0.00
01-185   MR John Conner                          680.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                 680.00       0.00       0.00        0.00
01-186   MR Justin Smolenski                      27.00       0.00       0.00        0.00
                                                   0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                  27.00       0.00       0.00        0.00
01-190   Mr Christopher Winh                       0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-205   MR Theodore Martin                        0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-213   Gerald ABRON                             63.00      35.00       0.00        0.00

                                               ------------------------------------------
                                                  63.00      35.00       0.00        0.00
01-214   MS Delores Wright                         0.00       0.00       0.00        0.00
                                                   0.00       0.00       0.00        0.00
                                               ------------------------------------------
                                                   0.00       0.00       0.00        0.00
01-217   MS Kellic Jacobs      (  )                0.00       0.00       0.00        0.00
                                               ------------------------------------------

                                                   0.00       0.00       0.00        0.00
01-218   Mr. Antonio                               0.00       0.00       0.00        0.00

                                                     RESIDENT        CR  #    #
APT.     NAME                                        STATUS          ST  LT  RTN  DESCRIPTION      TOTAL DUE     PREPAID  FUTURE
--------------------------------------------------------------------------------------------------------------------------------
       Property Total                                                                              -9,939.72  -17,234.89    0.00

                                                 0 - 30      31-60      61-90     OVER 90
APT.     NAME                                      DAYS       DAYS       DAYS        DAYS
-----------------------------------------------------------------------------------------
       Property Total                          3,215.00   3,133.67  -1,182.00    2,168.50

                            Aged Delinquency Summary

                        TOTAL            0 - 30   31 - 60    61 - 90   OVER 90
DESCRIPTION               DUE  FUTURE      DAYS      DAYS       DAYS      DAYS
------------------------------------------------------------------------------
LATE CHARGE            360.00    0.00      0.00      0.00       0.00    360.00
LEGAL FEE              210.00    0.00      0.00      0.00       0.00    210.00
NSF CHECK FEE          135.00    0.00    100.00      0.00       0.00     35.00
BASE RENT            6,628.84    0.00  3,115.00  3,132.34  -1,182.00  1,563.50
WASHER/DRYER             1.33    0.00      0.00      1.33       0.00      0.00
                     ---------------------------------------------------------
                     7,335.17    0.00  3,215.00  3,133.67  -1,182.00  2,168.50
------------------------------------------------------------------------------

                              Aged Prepaid Summary

DESCRIPTION                 TOTAL DUE
-------------------------------------
LATE CHARGE                     64.00
LEGAL FEE                     -405.00
NSF CHECK FEE                 -750.00
PET FEE                       -691.00
BASE RENT                  -15,157.89
SECURITY                      -300.00
WASHER/DRYER                   -35.00
                           ----------
                           -17,274.89
-------------------------------------

                                                     RESIDENT        CR  #    #
APT.     NAME                                        STATUS          ST  LT  RTN  DESCRIPTION      TOTAL DUE     PREPAID  FUTURE
--------------------------------------------------------------------------------------------------------------------------------

                                                 0 - 30      31-60      61-90     OVER 90
APT.     NAME                                      DAYS       DAYS       DAYS        DAYS
-----------------------------------------------------------------------------------------


                             Summary By Apt. Status

DESCRIPTION                    TOTAL   APPLICANT     CURRENT   PREVIOUS
-----------------------------------------------------------------------
LATE CHARGE                   424.00        0.00      188.00     236.00
LEGAL FEE                    -195.00        0.00     -405.00     210.00
NSF CHECK FEE                -615.00        0.00     -650.00      35.00
PET FEE                      -691.00        0.00     -691.00       0.00
BASE RENT                  -8,529.05        0.00   -7,732.72    -796.33
SECURITY                     -300.00        0.00     -300.00       0.00
WASHER/DRYER                  -33.67        0.00      -33.67       0.00
                           --------------------------------------------
                           -9,939.72        0.00   -9,624.39    -315.33
-----------------------------------------------------------------------

                                                     RESIDENT        CR  #    #
APT.        NAME                                     STATUS          ST  LT  RTN  DESCRIPTION      TOTAL DUE     PREPAID  FUTURE
--------------------------------------------------------------------------------------------------------------------------------
         Grand Total                                                                               -9,939.72  -17,274.89    0.00

                                                 0 - 30      31-60      61-90     OVER 90
APT.        NAME                                   DAYS       DAYS       DAYS        DAYS
-----------------------------------------------------------------------------------------
         Grand Total                           3,215.00   3,133.67  -1,182.00    2,168.50

OAKS
MANAGEMENT FEE CALCULATION
      (Recalculated to deduct prepaid rents)

                                                                      RATE
                                                                      0.035
                                                                   -----------
03-May  Rents collected per closing                     45,855.81
        Less ppd rents                                  -3,612.11
                                                       ----------
        Collections subject to mgmt fee                 42,243.70     1,478.53

03-Jun  Rents collected                                148,536.93
        Plus other income                                3,779.00
        Plus/Minus dif in ppd rent                     -11,071.65
        Less NSFs                                            0.00
                                                       ----------
        Collections subject to mgmt fee                141,244.28     4,943.55

03-Jul  Rents collected                                160,446.48
        Plus other income                                2,393.56
        Plus/Minus dif in ppd rent                      -2,591.13
        Less NSFs                                       -3,589.00
                                                       ----------
        Collections subject to mgmt fee                156,659.91     5,483.10

        TOTAL                                                        11,905.18

G/L 20301 PREPAID RENTS-MONTHLY                                    (INCR)/DECR
------------------------------------------------------------------------------
                             05/01/2003                      0.00
                             05/31/2003                 -3,612.11    -3,612.11
                             06/30/2003                -14,683.76   -11,071.65
                             07/31/2003                -17,274.89    -2,591.13

                           BC-Bainbridge Timuquana LLC
                       CASH FLOW CURRENT - CURRENT BALANCE
                       For the Period Ended July 31, 2003

                                            CURRENT PERIOD         CURRENT
                                               ACTIVITY            BALANCE
ADJUSTMENTS
Wachovia Operating Account                 $      (3,914.89)   $      78,151.68
Wachovia Security Deposit                         (1,922.00)          32,766.00
Real Estate Tax Escrow                            23,127.50          104,073.75
Completion Escrow                                                     26,174.00
Capital Improvements Escro                                         2,161,313.00
A/R. - Tenants                                   (12,055.15)           7,335.17
A/R. - NSF Checks                                     91.00            3,666.00
Due to/from Property Mgmt                         (1,234.98)
Wachovia Operating Account                        (3,914.89)          78,151.68
Wachovia Security Deposit                         (1,922.00)          32,766.00
Real Estate Tax Escrow                            23,127.50          104,073.75
Completion Escrow                                                     26,174.00
Capital Improvements Escro                                         2,161,313.00
                                           ----------------    ----------------
  TOTAL ADJUSTMENTS                        $      21,382.09    $   4,815,958.03

INVESTMENT PROPERTY
Building                                   $        (736.00)   $   6,461,188.98
Land                                                               1,550,000.00
Furniture, Fixtures & Equip                        1,077.22          685,555.72
Loan Costs                                                           120,684.49
Accum. Deprec. - Building                        (20,980.28)         (41,960.56)
Accum. Amort - Loan Costs                                             (1,436.72)
Accum. Deprec. - Furn/Fix/E                      (43,103.43)         (86,127.86)
                                           ----------------    ----------------
  TOTAL INVESTMENT PRPTY                   $     (63,742.49)   $   8,687,904.05
                                           ----------------    ----------------

TOTAL OTHER ASSETS                         $     (42,360.40)   $  13,503,862.08
                                           ----------------    ----------------

PREPAIDS
Utility Deposits                                               $      11,500.00
Prepaid Insurance                                 (4,367.72)           4,368.56
                                           ----------------    ----------------
  TOTAL PREPAID                            $      (4,367.72)   $      15,868.56

CURRENT LIABILITIES
Hard Costs - Construction                  $       5,523.72    $      25,523.72
Accounts Payable                                    (742.66)           7,304.92
A/P - BC-Bainbridge LLC                           (8,736.28)
Accrued Expenses                                     497.71           15,635.71
Accrued Property Taxes                            10,192.00           58,421.07
Accrued Interest Payable                         (23,306.40)
Management Fee Payable                            (7,540.63)            (604.62)
A/P - Tenants                                     (1,305.00)
A/P - Prior Owner                                                      4,555.73
Intercompany Payable                                                      10.70
                                           ----------------    ----------------
  TOTAL CURRENT LIAB                       $     (25,417.54)   $     110,847.23

                                            CURRENT PERIOD         CURRENT
                                               ACTIVITY            BALANCE

OTHER LIABILITIES
Prepaid Rents - Monthly                    $       2,591.13    $      17,274.89
Security Deposits-Tenant                            (668.00)          32,098.00
                                           ----------------    ----------------
  TOTAL OTHER LIAB                         $       1,923.13    $      49,372.89

NOTES PAYABLE
Mortgage Payable                                               $   6,474,000.00
                                           ----------------    ----------------
  TOTAL NOTES PAYABLE                                          $   6,474,000.00
                                           ----------------    ----------------

    TOTAL LIABILITIES                      $     (27,862.13)   $   6,650,088.68
                                           ----------------    ----------------

TOTAL ADJUSTMENTS                          $     (14,498.27)   $   6,853,773.40
                                           ================    ================

                                    EXHIBIT B

                    EXECUTIVE PERSONNEL AND BUILDING MANAGER

                   Rick Giles - President, Property Management
                            Brian Cohen - Controller
                        Jennifer Hardiman - Asset Manager

                   Bay Pointe - Lori Mcader, Property Manager
                       Oaks at Timuquana - Michele Kimpson
                        Spicewood Springs - Kris Squires

                                    EXHIBIT C

                     REIMBURSABLE EMPLOYEE EXPENSE SCHEDULE

                                  See Attached.

                     REIMBURSABLE EMPLOYEE EXPENSE SCHEDULE

                                                                                                WAGES      BONDED/COVERED
                                                                                              CHARGED TO       UNDER
                 EMPLOYEE                 TITLE                 SALARY     START DATE  FT/PT   PROPERTY   CRIME INSURANCE
THE OAKS    Michele Kimpson      Manager                     $  38,000.00     7/13/03  FT            100%       Yes
            LeeAnn Galloway      Assistant Property Manager  $      14.42     5/22/03  FT            100%       Yes
            Teena Myers          Leasing Consultant          $       9.50     5/22/03  FT            100%       Yes
            Ramon DeClemente     Maintenance Supervisor      $      15.00     5/22/03  FT            100%       Yes
            Warren Hodges        Maintenance Assistant       $      10.50      7/9/03  FT            100%       Yes
            Fem Childs           Groundskeeper               $       8.00     6/16/03  FT            100%       Yes

BAY POINT   Lori Meader          Manager                     $  38,000.00      6/9/03  FT            100%       Yes
            Christine Colon      Assistant Property Manager  $      11.50     5/22/03  FT            100%       Yes
            Lorell Pugh          Leasing Consultant          $       9.00     5/22/03  FT            100%       Yes
            Kevin Parker         Maintenance Supervisor      $      17.00     6/23/03  FT            100%       Yes
            Willie Williams      Maintenance Assistant       $      12.00     7/14/03  FT            100%       Yes
            Edwin Walker         Groundskeeper               $       8.00     7/14/03  FT            100%       Yes
            Open                 Groundskeeper                                         FT            100%       Yes

SPICEWOOD   Anne (Kris) Squires  Manager                     $  42,000.00      6/5/03  FT            100%       Yes
            Heather Esqullin     Assistant Property Manager  $      13.46     6/23/03  FT            100%       Yes
            Katonya Hardridge    Leasing Consultant          $       8.42     5/30/03  FT            100%       Yes
            Darlene Shreve       Leasing Consultant          $      10.00      7/2/03  FT            100%       Yes
            Open                 Leasing Consultant                                    FT            100%       Yes
            Russel Henderson     Maintenance Supervisor      $      17.00     6/11/03  FT            100%       Yes
            Robert Neubert       Maintenance Technician      $      10.50     7/14/03  FT            100%       Yes
            Andre Haynes         Groundskeeper               $       8.75     6/11/03  FT            100%       Yes
            Chris Martin         Groundskeeper               $       9.00     6/23/03  FT            100%       Yes
            Daniel Robertson     Groundskeeper               $       8.00     7/11/03  FT            100%       Yes

                                    EXHIBIT D

                              ANNUAL BUSINESS PLAN

                                  See Attached.

                              THE OAKS AT TIMUQUANA


                          MARKETING AND MANAGEMENT PLAN
                                   MAY 8, 2003


                      PREPARED BY: THE BAINBRIDGE COMPANIES

MACRO MARKET OVERVIEW

The Jacksonville economy has benefited in recent years from strong job growth, and continues to display favorable trends, even as many other regions struggle to emerge from the recent recession. The region's diverse industry base - including a large military presence and low dependence on weak sectors such as tourism and technology - has allowed it to avoid much of the negative economic impact experienced in other areas. Through February, 2003 non-farm employment was up 1.4% from 12 months earlier. Primary business sector concentrations currently include transportation, retail, services and the military. Expansion in the business and financial service industries has offset declines in trade and transportation. Over the last five years companies expanding or relocating to the area have created over 60,000 new jobs. Jacksonville is outgrowing 5 out of 6 metropolitan areas in the United States, and is now the 44th largest metro area in the country.

     ECONOMIC CONDITIONS

     -   MSA. POPULATION OF 1.2 MILLION, A 21.4% INCREASE FROM 1990
     -   UNEMPLOYMENT OF 5.2% IS BELOW THE NATIONAL AVERAGE BY .60%
     -   TOTAL EMPLOYMENT OF OVER 400,000, AN INCREASE OF .43% OVER LAST YEAR
     -   MEDIAN SINGLE-FAMILY HOME PRICE $163,930
     -   HOME APPRECIATION 9.3%
     -   MEDIAN AGE 35
     -   PROJECTED ANNUAL EMPLOYMENT GROWTH 2.2%
     -   2ND FASTEST GROWING CITY IN THE SOUTHEAST
     -   8TH FASTEST GROWING LARGE CITY IN THE UNITED STATES
     -   OFFICE VACANCY RATE 17%
     -   11TH RANKED JOB GROWTH MARKET IN THE UNITED STATES IN 2002 + .8%
     -   $6.1 BILLION ECONOMIC IMPACT DUE TO MILITARY PRESENCE
     -   2005 SUPER BOWL ECONOMIC IMPACT - OVER $300 MILLION

MICRO MARKET VIEW

The Westside sub market is home to the Jacksonville Naval Air Station, the city's largest employer. The Westside also consists of restaurants, shopping malls, entertainment, and is convenient to downtown jobs. Due to the city's focus on directing growth toward the Westside, the market has benefited from additional jobs and is well positioned to take advantage of anticipated future growth.

Also located in the Westside sub market, the Orange Park Mall anchors one of the area's most vibrant commercial districts. The mall and surrounding entertainment including the new 24-screen theatre are key components of one of the finest entertainment and dining venues in northeast Florida.

The Westside also has several major office/industrial parks that are home to large employers including Winn Dixie stores and Southeastern Toyota Distributors, Inc. Other large Westside employers include United Parcel Service and AT&T. The Conversion of the Cecil Field Naval Station to the Cecil Commerce Center has resulted in additional jobs with companies such as Northrop Grumman, Boeing, and Lockheed. These companies and others should create more than 16,000 new jobs in the commerce center over the next 20 years.

     LOCATIONAL FACTORS

     -   RECENT REVITALIZATION OF 300,000 SQUARE FOOT CEDAR HILLS SHOPPING
         CENTER
     -   CLOSE PROXIMITY TO 1 MILLION SQUARE FOOT ORANGE PARK MALL
     -   CONVENIENT TO DOWNTOWN JACKSONVILLE AND APPROXIMATELY 70,000 JOBS
     -   HOME OF THE JACKSONVILLE AIR STATION WITH OVER 16,000 JOBS
     - THE JACKSONVILLE NAVY CREDIT UNION RECENTLY COMPLETED A NEW 100,000 SQUARE FOOT HEADQUARTERS IN THE AREA.
     -   MAJOR ARTERIAL ACCESS TO ALL OF JACKSONVILLE VIA 1-295

COMPETITIVE SET ANALYSIS

The Jacksonville rental market remains strong as occupancy is at 94%, an increase of over 1% from the previous year. In contrast to the downward national trend, Jacksonville is among only 16 markets in the United States in which demand has increased. In addition, Jacksonville is one of only 10 metro areas that have experienced rent growth over the last 12 months in excess of 2%. Only 1,300 new units were delivered in 2002, and another 2,165 units are expected in 2003. Between 2004 and 2007, demand will continue to exceed supply.

The Oaks at Timuquana is located in the Westside sub market. The primary competitors are located to the west and southwest of the property. Due to its close proximity to the air station The Oaks has a distinct advantage over competing properties. The property also benefits from Roosevelt Boulevard frontage.

Overall occupancy in the sub market is 94.2%, while rental rates have recently begun to increase at a rate slightly higher than those in the overall market. Rental rates grew by nearly 1% in the 4th quarter of 2002. During 2002, a 300-unit tax credit project was added to the inventory of the sub market, while there are two projects proposed for 2003, totaling 460 units. Both of the proposed properties are expected to be income restricted.

The top competitors for The Oaks at Timuquana are expected to be Planters Walk, Westland Park, and Hidden Harbor.

     PLANTERS WALK - Built in 1973, Planters Walk consists of 216 units. The property underwent a complete renovation in 1999/2000. For comparable floor plans, the rental rates at Planters Walk are between $70 and $80 higher than those at The Oaks.

     WESTLAND PARK - Built in 1988, Westland Park consists of 404 units. Positioned as a market leader, rental rates at Westland Park are between $40 and $118 higher than those at The Oaks, for an average difference of $106.

     HIDDEN HARBOR - Built in 1971, Hidden Harbor consists of 138 units. Positioned as one of the low rent providers in the market, the project appears to be under priced. An inferior location as compared to The Oaks may have an unfavorable impact on the pricing structure.

OPERATING BUDGET

     REVENUE:

     Market Rent Growth month 1 - month 12                  10.63%

     Annualized Loss to Lease                                5.24%

     Gross Potential Rent Growth month 1 - month 12          4.75%

     Annualized Physical Occupancy                          92.13%

     Annualized Uncollected Rent/Bad Debt                     1.4%

     Annualized Economic Occupancy                          85.94%

     Concessions                                              4.3%

     Gross revenue is budgeted to increase in year one by 9.96% over 2002, as the property will undergo a complete renovation and be repositioned in the market. Rental rates are projected to increase by approximately 10%. Value will be enhanced as a result of a combination of exterior upgrades, interior renovation, and improved property operations.

     The exterior upgrades will have a significant impact on the marketability of the community. Planned upgrades include:

         -   REPLACE PLAYGROUND EQUIPMENT
         -   SEAL COAT PARKING LOT
         -   REPLACE MONUMENT SIGN
         -   LANDSCAPE/GROUNDS UPGRADES
         -   REPAIR VOLLEYBALL AREA
         -   INSTALL GRILLS
         -   THE ADDITION OF POOL FURNITURE AND PARK BENCHES
         -   REPLACE LEASING OFFICE FURNITURE
         -   PAINT BUILDING EXTERIORS

     These improvements will have a significant impact on demand, as the appearance of the property will create a favorable first impression, due to the high degree of visibility from Roosevelt Boulevard.

     It is likely that the improved curb appeal will result in increased demand. As the exterior improvements stimulate demand, the interior renovation program will result in a higher capture ratio. The high impact items included in the interior upgrade scope are;

         -   NEW CARPET
         -   REFINISHED KITCHEN CABINETS AND NEW COUNTERTOPS
         -   NEW APPLIANCES
         -   NEW BATHROOM VANITIES
         -   INSTALLATION OF WASHER/DRYERS IN ONE BEDROOM UNITS

     An average of 19 renovated units will be delivered per month. These units will be absorbed within 30 days of being placed back in service.

     The most critical element of the repositioning of the community is improved property operations. A professional team of highly motivated individuals is necessary to provide the level of customer service required as rental rates increase. A significant opportunity exists to elevate the level of service at the property. Essential components of improved customer service include:

         -   RESPONSIVE MAINTENANCE SERVICE
         -   STRONG RESIDENT RETENTION PROGRAMS
         -   EXTENDED OFFICE HOURS
         -   STAFF SALES TRAINING
         -   MANAGEMENT FOLLOW UP

     As an incentive to provide exceptional customer service and achieve goals, a bonus program will be implemented for the team. All incentive programs will be related to property performance versus expectations.

     EXPENSES

     Total controllable operating expenses are budgeted to increase by 3%. These costs are projected to increase due to the repositioning of the property as it relates to curb appeal and resident profile. In year one it will be necessary to maintain and market the community at a much higher level than in previous years, which will result in increased rental rates and an improved resident profile.

     Non-controllable expenses are expected to increase by 9.78%, due to increased property taxes (16%) associated with the assessed value post closing. Additionally, insurance is expected to increase by nearly 25%, as insurance costs have risen dramatically over the last three years.

     Total expenses are budgeted to increase by 5% in year one, however net operating income is projected to increase by 16% in year one, even as the property is slightly repositioned in the market. The property will be positioned to achieve accelerated NOI growth in years 2 - 5 as a result of the operational improvements implemented in year one.

MARKETING PLAN

Due to the favorable location of the property, an effort to capture additional drive by traffic by improving curb appeal will create increased demand. The overall marketability of this property is driven primarily by the high visibility location.

The following areas have been identified as key components to a successful marketing campaign.

         - OUTREACH PROGRAM FOCUSED ON RETAIL, ENTERTAINMENT, DINING, OFFICE, AND MILITARY SECTORS. RELATIONSHIPS WITH THESE BUSINESSES WILL GENERATE ADDITIONAL TRAFFIC TO THE PROPERTY. ($1,200 ANNUAL EXPENSE)
         - STRONG INTERNET MARKETING PRESENCE THROUGH VARIOUS WEB SITES INCLUDING HOMESTOR.COM AND RENTNET. ($2,519 ANNUAL EXPENSE)
         - UTILIZATION OF PRINT ADVERTISING INCLUDING THE APARTMENT GUIDE AND FOR RENT MAGAZINES. ($14,400 ANNUAL EXPENSE)
         - LOCATOR/REALTOR COOPERATION INCLUDING OPEN HOUSES AND SPECIAL INCENTIVES TO INTRODUCE THE NEW OAKS AT TIMUQUANA. ($3,600 ANNUAL EXPENSE)
         - BI-WEEKLY/MONTHLY RESIDENT AND PROSPECT SOCIAL FUNCTIONS. ($3,600 ANNUAL EXPENSE)
         - STRONG RESIDENT REFERRAL PROGRAM CONTINUALLY MARKETED TO EXISTING RESIDENTS. ($4,800 ANNUAL EXPENSE)
         - COMMUNITY INVOLVEMENT WILL RESULT IN A GENERAL AWARENESS OF THE PROPERTY AND THE EXCELLENT LOCATION. THE ON SITE TEAM WILL SEEK OUT CITYWIDE PROJECTS AND FUNDRAISING EVENTS TO ENHANCE THE VISIBILITY OF THE PROPERTY WITHIN THE AREA.
         - SIGNAGE ADDITIONS/UPGRADES WILL CONTRIBUTE TO INCREASED TRAFFIC TO THE PROPERTY (CAPITAL EXPENSE $25,000)
         - IMPROVED CUSTOMER SERVICE AND MAINTENANCE PROGRAMS WHICH WILL RESULT IN INCREASED RESIDENT RETENTION.

     PROPOSED STAFFING PLAN

     TITLE                            SALARY
     -----                          ----------
     Property Manager               $   38,000
     Assistant Manager                  31,200
     Leasing Consultant                 18,720
     Maintenance Supervisor             31,200
     Maintenance Assistant              22,880
     Groundskeeper                      18,720
     -----------------------------------------

     Total Salaries                 $  160,720

   BRIDGE
OAKS AT TIMUQUANA
RENTAL RATE COMPARISON BY PROPERTY
MAY 2003

                                                       PERCENT
                                         OC .  NUMBER    OF      UNIT    SQUARE              RENT/
  PROPERTY NAME         YEAR BUILT        %    UNITS    TOTAL    TYPE    FOOTAGE    RENT     SQ.FT.
---------------------------------------------------------------------------------------------------
Oaks at Timuquana      1971                92%    32     14.04%   EFF       470    $  460   $  0.98
Oaks at Timuquana                                 64     28.07%   1/1       635    $  540   $  0.85
Oaks at Timuquana                                 64     28.07%   2/1      1060    $  650   $  0.61
Oaks at Timuquana                                 24     10.53%   2/2      1176    $  705   $  0.60
Oaks at Timuquana                                 44     19.30%   3/2      1324    $  781   $  0.59
                    TOTAL/AVERAGE:               228    100.00%             921       624   $  0.68

Planters Walk          1973                89%    24     11.11%   1/1       534    $  519   $  0.97
Planters Walk                                     48     22.22%   1/1       860    $  569   $  0.66
Planters Walk                                     92     42.59%   2/1     1,085    $  719   $  0.66
Planters Walk                                     32     14.81%  2/1.5      990    $  689   $  0.70
Planters Walk                                     16      7.41%   3/2     1,210    $  865   $  0.71
Planters Walk                                      4      1.85%   4/2     1,415    $  965   $  0.68
                    TOTAL/AVERAGE:               216    100.00%             975       674   $  0.69

Westland Park          1988                95%    84     20.79%   1/1       650    $  580   $  0.69
Westland Park                                     60     14.85%   1/1       750    $  631   $  0.84
Westland Park                                     28      6.93%   1/1       875    $  681   $  0.78
Westland Park                                     48     11.88%   2/1       950    $  720   $  0.76
Westland Park                                     60     14.85%   2/2      1040    $  780   $  0.75
Westland Park                                     28      6.93%   2/2      1175    $  785   $  0.67
Westland Park                                     12      2.97%   2/2      1230    $  673   $  0.71
Westland Park                                     84     20.79%   3/2      1450    $  898   $  0.62
                    TOTAL/AVERAGE:               404    100.00%             994       730   $  0.73

Hidden Harbor          1971                96%    48     34.78%  1/1.5     1040    $  605   $  0.58
Hidden Harbor                                     12      8.70%   2/1      1127    $  630   $  0.56
Hidden Harbor                                     20     14.49%  2/1.5     1120    $  645   $  0.58
Hidden Harbor                                     10      7.25%  2/1.5     1213    $  665   $  0.55
Hidden Harbor                                      8      5.80%   2/2      1213    $  660   $  0.54
Hidden Harbor                                     20     14.49%   3/2      1213    $  755   $  0.62
Hidden Harbor                                     10      7.25%   3/2      1460    $  820   $  0.56
Hidden Harbor                                     10      7.25%   3/2      1550    $  820   $  0.53
                    TOTAL/AVERAGE:               138    100.00%           1,174       673   $  0.57

                                    EXHIBIT E

                            LIST OF SERVICE CONTRACTS


                                  See Attached.

                                Service Contracts

   CONTRACT                      SERVICE                          NATURE OF           LENGTH OF   ECONOMIC
     DATE                        PROVIDER                          SERVICE            CONTRACT    TERMS (1)
Bay Points
          2/1/02 Heald Laundries                            Laundry Lease             7 Years    See Contract
         11/4/9? Bell South                                 Telephone                 5 Years    See Contract
        11/12/97 MediaOne                                   Cable                     10 Years   See Contract
          8/1/00 BFI                                        Trash Removal             18 Months  $1,430.07/month
          ?/1/02 Nanak's Landscaping                        Landscaping Services      1 Year     $3,084/month
          8/1/02 A Greener Image, Inc.                      Landscaping Services      1 Year     Turf Program $870 in March, June,
                                                                                                 August & November. Shrub Program
                                                                                                 $527 in March & November; $237 in
                                                                                                 June & August.
        12/20/02 Homestone.com                              Internet Advertising      1 Year     $231.60/month
        12/27/02 Apartments.com                             Internet Advertising      1 Year     $24,88/month (approximate pro-rated
                                                                                                 amount)

Oaks at Timuquana
         1/30/00 Heald Laundries                            Laundry Lease             7 Years    See Contract
         11/4/98 Bell South                                 Telephone                 5 Years    See Contract
        11/12/97 MediaOne                                   Cable                     10 Years   See Contract
         10/8/01 Copytronics                                Copier Rental             3 Years    $338/month plus $.018 for
                                                                                                 additional copies
          ?/1/02 Valley ?                                   Landscape                 1 Year     $1,500/month
        12/31/01 Apartment Fire Extinguisher Services, Inc. Fire Equipment Service               $788/annually
          8/1/00 BFI                                        Trash Removal             18 Months  $1,257/month
          2/1/9? ? Utility Services                         Environmental Consulting  1 Year     $35/month
          9/5/02 Turner Pest Control                        Pest Control              1 Year     $3,450/annually
          8/1/02 Crown Pest Control                         Pest Control              1 Year     $228/monthly
                 ADT                                        Security Services                    $32.05/month
          ?/1/02 A Greener Image, Inc.                      Landscape Services        1 Year     Turf Program $625 in March &
                                                                                                 November; $51  in June & August.
                                                                                                 Shrub program $2 4 in March &
                                                                                                 November; $154 in June & August.
        10/24/97 Scott Alarm                                Security Services         3 Years    $31.90/month
        12/1?/02 Homestone.com                              Internet Advertising      1 Year     $1,031/month

Spicewood Springs
          5/1/02 Nanaks                                     Landscape                 1 Year     $5.120/month
          2/1/03 Crown Pest Control                         Pest Control              1 Year     $4?1/month
          3/1/03 BFI                                        Trash Removal             3 Years    $85/h   , $31/ton plus 12%
                                                                                                 franchise fee.
                 Commercial Chemical                        Pool Chemical                        Verbal Agreement - no contract
                                                                                                 available.
          1/1/02 Greater Jacksonville Apartment Guide       Apartment Guide           1 Year     $420/month
        12/18/98 Colnmach                                   Laundry Equipment         10 Years   See Contract
         3/12/98 ? Office                                   Copier Maintenance        13 Months  $52?/month plus $.015/per copy of
                                                                                                 2?,000 copies.
         8/18/?? Estate Management Services                 Lake Maintenance          1 Year     $80/months
                   ?    Paging                              Pagers                    36 Months  See Contract
         8/1?/02 Apartments.com                             Internet Advertising                 See Contract
         8/29/01 Resident Update                            Newsletters               1 Year     See Contract
        10/31/97 BellSouth                                  Telephone                 7 Years    See Contract
         6/12/98 Comcast                                    Cable                     7 Years    See Contract

(1) See contract for specific details of economic terms.

                                    EXHIBIT F

                              AFFILIATES OF MANAGER


Bainbridge Wellington Green Limited Partnership

Bainbridge Presidential Towers Limited Partnership

Fairview Forest Apartments, LLC

Bainbridge Vero, LLLP


Each of the foregoing entities owns a rental apartment property within the State of Florida and is an Affiliate of the Manager. There are numerous other entities which are Affiliates of Manager, but all of those other entities either has an ownership interest in or a contractual relationship with the foregoing entities.

                                    EXHIBIT G

               COMPETING PROPERTY IN WHICH MANAGER HAS AN INTEREST


                                   Bay Pointe
                              4500 Baymeadows Road
                             Jacksonville, FL 32217


                                Oaks at Timuquana
                            6017 Roosevelt Boulevard
                             Jacksonville, FL 32244


                                Spicewood Springs
                                445 Monument Road
                             Jacksonville, FL 32225

                                   EXHIBIT G-1

                           MANAGER'S OTHER PROPERTIES


                                2501 Ocean Drive
                               2501 S. Ocean Drive
                               Hollywood, FL 33019


                         The Estates at Wellington Green
                           2301 Wellington Green Drive
                              Wellington, FL 33414